Exhibit 4       Form of Individual Annuity Contract
                And Form of Individual Annuity Certificate

C.M. Life Insurance Company
                 140 Garden Street
                 Hartford, CT 06154
                   Contract Owner:
       Contract Number:
   Contract Issue Date:
   Annuity Income Date:
             Annuitant:                           Age and Sex:
  Contingent Annuitant:

C.M. Life Insurance Company (Company) will pay an annuity on the Annuity Income Date to the Annuitant if then living, in accordance with the provisions of this Contract.

This Contract is issued by the Company at its Home Office, 140 Garden Street, Hartford, Connecticut, 06154, on the Contract Issue Date. The Contract, Application, Contract Schedule, and any amendments, riders, or endorsements attached constitute the entire Contract.

READ YOUR CONTRACT CAREFULLY
            SECRETARY                                      PRESIDENT
                                                        REGISTRAR
RIGHT TO EXAMINE CONTRACT: This Contract may be returned to the Company for any reason within fifteen (15) calendar days after the Contract Issue Date. Upon its return, the Company will refund the Separate Account Balance and/or any Purchase Payments made to the General Account of this Contract.
PANORAMA PLUS
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT
Single or Periodic Purchase Payments
Nonparticipating
PAYMENTS AND VALUES PROVIDED BY THE SEPARATE ACCOUNT PORTION OF THIS CONTRACT ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
PANA+I92
              10/92

CONTRACT SCHEDULE
Revision Date:
CONTRACT SPECIFICS
              Contract Owner:                   Contract Number:
                   Annuitant:                                   Age and Sex:
        Contingent Annuitant:
                 Beneficiary:

     Annuity Option Selected:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INITIAL PURCHASE PAYMENT ALLOCATION
Investment Accounts                             Percentage
       General Account                                              -----------
                   Separate Account - Sub-Accounts
                   Growth Portfolio Sub-Account           -----------
                   International Equity Sub-Account       -----------
                   Money Market Sub-Account                         -----------
                   Income Portfolio Sub-Account           -----------
 Total Return Sub-Account                                 -----------
                   Government Securities Sub-Account                -----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FEES AND CHARGES
The current annual Contract Maintenance Fee is $30. The maximum annual Contract Maintenance Fee will not exceed $60. The current Mortality and Expense Risk Charge is 1.07% and the current Administrative Expense Charge is .07%. The maximum Mortality and Expense Risk Charge will not exceed 1.25% annually, and together with the Administrative Expense Charge, will not exceed 1.5% annually or .004109% daily.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annuity Service Center
Old State House Station
P. O. Box 231259
Hartford, CT 06123
PANA+I92
              10/92

TABLE OF CONTENTS
Page
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                    CONTRACT SCHEDULE

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PART  1         DEFINITIONS.................................................5

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PART  2         INVESTMENT ACCOUNTS.........................................9
  General Account
                                            General Account Balance
                                            Separate Account
                Separate Account Balance
                Separate Account Valuation
    Accumulation Units
    Accumulation Unit Value
    Net Investment Factor
    Valuation Date
    Valuation Period
                                            Minimum Contract Balance

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PART  3         PURCHASE PAYMENTS..........................................11
Purchase Payment Guidelines
Allocation of Purchase Payments

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PART  4         TRANSFERS..................................................12
Accumulation Period Transfers
Annuity Period Transfers

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PART  5         PARTIAL AND FULL SURRENDERS................................14
Surrender Guidelines
Partial Surrender
Full Surrender

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PART  6         DEATH BENEFITS.............................................15
Death Benefit - Accumulation Period
Death of the Contract Owner
Death of the Annuitant
Death of the Contract Owner/Annuitant
Death Benefit Options
Death of Annuitant - Annuity Period
Beneficiary


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PART 7          FEES AND CHARGES...........................................19
                Contract Maintenance Fee
  Surrender Charge
                Free Surrender
  Interest Rate Factor Adjustment

PANA+I92
            10/92

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PART  8         GENERAL PROVISIONS........................................23
Assignment of the Contract
Contract Changes by the Company
Contract Changes by the Contract Owner
Contract Termination
Incontestability
Misstatement of Age or Sex
Nonparticipating
Non-Business Days
Regulatory Requirements
                                          Right to Examine Contract
Voting Rights

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PART 9          ANNUITY PROVISIONS........................................25
Annuity Guidelines
Annuity Payments
Fixed Annuity
Variable Annuity
Annuity Units and Payments
Annuity Unit Value
Annuity Options

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PART 10         ANNUITY RATES.............................................28
                            Annuity Option Rates
PANA+I92
              10/92

PART 1
DEFINITIONS
-----------
ACCUMULATION         The period from the Contract Issue Date through the day
PERIOD               preceding the Annuity Income Date.
ACCUMULATION UNIT    A unit of measure used to determine the value of the
                     Contract Owner's interest in a Sub-Account of the Separate
                     Account during the Accumulation Period.
ANNUITANT            The primary person upon whose life the Annuity Income
                     payments are to be made. On or after the Annuity Income
                     Date, the Annuitant shall also include any joint Annuitant.
*ANNUITY INCOME      The date on which the payment of Annuity Income begins. The
DATE                 earliest Annuity Income Date which may be elected is the
                     fifth anniversary of the Contract Issue Date. The latest
                     Annuity Income Date which may be elected is the Annuitant's
                     85(th) birthday.
ANNUITY INCOME       The payments that will begin on the Annuity Income Date.
                     The amount of Annuity Income payments will be based on the
                     Contract Balance and the age(s) and sex(es) of the
                     Annuitant (and joint Annuitant if Annuity Option C or D is elected) as well as on the Annuity Option selected.
ANNUITY OPTIONS      Options available for payment of Annuity Income.
ANNUITY PERIOD       The period which begins on the Annuity Income Date and ends with the last Annuity Income payment.
ANNUITY SERVICE      The office indicated on the Contract Schedule of this
CENTER               Contract to which notices, requests and Purchase Payments
                     must be sent. All sums payable by the Company under this
                     Contract are payable only at the Annuity Service Center.
ANNUITY UNIT         A unit of measure used to determine the amount of each
                     Variable Annuity Income payment.
APPLICATION          The document signed by the Contract Owner that evidences
                     the Contract Owner's application for this Contract.
*BENEFICIARY         The person(s) designated to receive the Death Benefit
                     provided by this Contract.
CONTINGENT           The person designated to receive all of the benefits
ANNUITANT            otherwise due the Annuitant if the Annuitant dies before
                     the Annuity Income Date, provided such person is less than
                     85 years of age on the Annuitant's date of death.
* As specified in the Application, unless changed by Written Request in accordance with the provisions of this Contract.
PANA+I92             Page 5 of 37                          10/92
CONTRACT             The sum of the General Account Balance and the Separate
BALANCE              Account Balance.
CONTRACT ISSUE       The date on which the Contract becomes effective.
DATE
*CONTRACT OWNER      The person or entity entitled to the ownership rights
                     stated in the Contract.

CONTRACT YEAR        The first Contract Year is the annual period which begins
                     on the Contract Issue Date. Subsequent Contract Years begin on each anniversary of the Contract Issue Date.
DEATH BENEFIT        The payment(s) that will be made to the Beneficiary upon
                     the death of the Contract Owner or the Annuitant as
                     explained in Part 6 - Death Benefit.
FIVE YEAR PERIOD     Any of the successive five year periods which begin on the date of the initial Purchase Payment to the General
                     Account.
FIXED ANNUITY        An annuity with payments which do not vary as to dollar
                     amount based on investment performance.
GENERAL ACCOUNT      The portion of the Investment Accounts which is credited
                     with the Guaranteed Interest Rate and which is not held as part of a Separate Account.
GENERAL ACCOUNT      The value of the General Account during the Accumulation
BALANCE              Period, determined as described in Part 2 - Investment
                     Accounts.
GUARANTEED           The effective annual interest rate which the Company will
INTEREST RATE        credit on the General Account Balance. The Guaranteed
                     Interest Rate will initially be reset quarterly and will
                     never be less than 3%.
INVESTMENT           The General Account and Separate Account available for
ACCOUNTS             allocation of Purchase Payments under this Contract.
NET PURCHASE         A Purchase Payment less any Premium Tax.
PAYMENT
PREMIUM TAX          A tax imposed by certain states when a Purchase Payment is made, when Annuity Income begins, or when the Contract is
                     surrendered.
PURCHASE PAYMENT     A payment made by or on behalf of a Contract Owner with
                     respect to this Contract.
* As specified in the Application, unless changed by Written Request in accordance with the provisions of this Contract.
PANA+I92             Page 6 of 37                       10/92
REVISION DATE        The date of any revised Contract Schedule. A revised
                     Contract Schedule bearing the latest

Revision Date will supersede all previous Contract Schedules.
SEPARATE ACCOUNT     The Company's Panorama Plus Separate Account, which
                     consists of assets set aside by the Company the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The assets of the Separate Account will not be charged with liabilities arising out of any other business the Company may conduct.

SEPARATE ACCOUNT     The value of this Contract's share of the Separate Account
BALANCE              during the Accumulation Period, determined as described in
                     Part 2 -Investment Accounts.
SERIES FUND I        Panorama Series Fund I, Inc., which is a diversified open-
                     end management investment company which offers investment
                     alternatives through a number of separate classes of
                     shares, each referred to as a Portfolio and collectively as the Portfolios. Each Portfolio is managed for investment
                     purposes as if it were a separate investment company
                     issuing its own shares.
SUB-ACCOUNT          Separate Account assets are divided into Sub-Accounts which are listed in the Contract Schedule. Assets of each Sub-
                     Account will be invested in shares of a corresponding
                     Portfolio of Series Fund I. The Company reserves the right to change investment companies or to substitute other
                     investments for Series Fund I shares in accordance with the applicable provisions of the Investment Company Ac t of
                     1940, as amended.
TREASURY INDEX       The annual interest rates payable on Treasury Securities
                     with 1 - year, 2 - year, 3 - year RATES and 5 - year
                     maturities, published weekly by the Federal Reserve. Index
                     Rates for intermediate periods shall be interpolated from
                     the applicable interest rates.
VALUATION DATE       Every day on which the Company and the New York Stock
                     Exchange ("NYSE") are open for business, except any day on which trading on the NYSE is restricted, or on which an
                     emergency exists, as determined by the Securities and
                     Exchange Commission ("SEC") or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.
VALUATION PERIOD     The period of time beginning on the day following any
                     Valuation Date and ending on the next Valuation Date. A
                     Valuation Period may be one day or more than one day.
VARIABLE ANNUITY     An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-
                     Accounts of the Separate Account.
PANA+I92             Page 7 of 37 (Rev. 5/96)
WINDOW PERIOD        The last thirty (30) calendar days of each Five Year
                     Period. During a Window Period, part or all of the General
                     Account Balance may be transferred to any Sub-Account of
                     the Separate Account or surrendered without incurring a
                     Surrender Charge or an Interest Rate Factor Adjustment (See
                     Part 7 - Fees and Charges). Also, part or all of the
                     Separate Account Balance may be surrendered without
                     incurring a Surrender Charge during the Window Period.
WRITTEN REQUEST      A request in writing, in a form satisfactory to the
                     Company, which is received by the Annuity Service Center.
PANA+I92             Page 8 of 37 10/92

PART 2

INVESTMENT ACCOUNTS
-------------------

GENERAL ACCOUNT
---------------

The General Account is the portion of the Investment Accounts which is credited with the Guaranteed Interest Rate and which is not held as part of a Separate Account. It is part of the general assets of the Company.

General Account Balance
-----------------------

The General Account Balance is equal to the amounts allocated to the General Account under this Contract (including Net Purchase Payments, transfers in and credited interest) less all withdrawals from the General Account (including any surrenders, transfers out and deductions for fees and charges) on the applicable date.

The Company agrees to credit interest to the General Account Balance as follows:
Prior to the beginning of each calendar quarter, the Company will determine the Guaranteed Interest Rate for the next calendar quarter. The General Account Balance will be credited daily, from day after deposit through day of withdrawal, with the daily equivalent of the Guaranteed Interest Rate for the applicable calendar quarter. This rate will be expressed as an annual effective rate and will never be less than 3%. The Company reserves the right to reset the Guaranteed Interest Rate more or less frequently than quarterly.

SEPARATE ACCOUNT
----------------

The Separate Account is the Company's Panorama Plus Separate Account, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The assets of the Separate Account will not be charged with liabilities arising out of any other business the Company may conduct. The Separate Account assets are divided into Sub-Accounts which are listed in the Contract Schedule. Assets of each Sub-Account will be invested in shares of a corresponding Portfolio of Series Fund I. The Company reserves the right to eliminate or add Sub-Accounts or to change investment companies or to substitute other investments for Series Fund I shares.

Separate Account Balance
------------------------

The Separate Account Balance will consist of the sum of the value of all Accumulation Units in all Sub-Accounts credited to this Contract on the applicable Valuation Date.

Separate Account Valuation
--------------------------

Accumulation Units. Accumulation Units shall be used to account for all amounts
------------------
allocated to or withdrawn from the Separate Account as a result of Purchase Payments, surrenders, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or cancelled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the allocation is made.

PANA+I92                   Page 9 of 37                              10/92

Accumulation Unit Value. The value of an Accumulation Unit in a Sub-Account on
-----------------------
any Valuation Date is the product of (a) and (b).

(a) The value on the preceding Valuation Date.
(b) The Net Investment Factor for the Sub-Account for the Valuation Period just ended.

Net Investment Factor. The Company calculates the Net Investment Factor for each
---------------------
Sub-Account as follows:

(ENAV + DIV - TAX) / BNAV - CHGS = Net Investment Factor
Where:
(ENAV) ending net asset value, i.e., the net asset value per share of the Sub-Account's investment in the appropriate Portfolio of Series Fund I for the Valuation Period just ended.

(DIV) dividends, i.e., any dividend per share declared on behalf of such Portfolio that has an ex-dividend date within the Valuation Period just ended. This includes both income and capital gain dividends.

(TAX) taxes, i.e., the reserve for taxes per share on realized and unrealized capital gains or losses of such Portfolio within the Valuation Period just ended (a negative number represents a tax credit).

(BNAV) beginning net asset value, i.e., the net asset value per share of the Sub-Account's investment in such Portfolio of the Series Fund I at the beginning of the Valuation Period just ended.

(CHGS) applicable charges, i.e., the accumulated Mortality and Expense Risk Charge and Administrative Expense Charge for each day in the Valuation Period just ended (specified in the Contract Schedule).

Valuation Date.  A Valuation Date shall be every day on which the Company and
--------------
the New York Stock Exchange ("NYSE") are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

Valuation Period.  The period of time beginning on the day following any
----------------
Valuation Date and ending on the next Valuation Date. A Valuation Period may be one day or more than one day.

MINIMUM CONTRACT BALANCE
------------------------
A minimum Contract Balance of $250 must be maintained during the Accumulation Period. If the Contract Owner fails to maintain the minimum Contract Balance, the Company will terminate the Contract, and return the Contract Balance, minus any applicable fees and charges, to the Contract Owner (See Part 7 - Fees and Charges).

PANA+I92                   Page 10 of 7                              10/92

PART 3

PURCHASE PAYMENTS
-----------------

PURCHASE PAYMENT GUIDELINES
---------------------------

During the Accumulation Period and before a Death Benefit has become payable, the Company will accept Purchase Payments at the Annuity Service Center subject to the following:

1.       For Annuitants who are younger than age 76 as of the Contract Issue
Date: the initial Purchase Payment must be at least $500; any one subsequent Purchase Payment must be at least $100; and cumulative Purchase Payments may not exceed $1,000,000; or

2. For Annuitants who are age 76 or older as of the Contract Issue Date: the initial Purchase Payment must be at least $500; any one subsequent Purchase Payment must be at least $100; and cumulative Purchase Payments may not exceed $500,000.

3. Except during the Window Period when no limits are applicable, the General Account Purchase Payments for any Contract Year after the first Contract Year are limited to the greater of: (a) 125% of average annual Purchase Payments made to the General Account during the prior five (5) full Contract Years (or all years if less than five (5)); or (b) $1,000.

ALLOCATION OF PURCHASE PAYMENTS
-------------------------------

Purchase Payments will be allocated to the General Account and/or any Sub-Account(s) of the Separate Account (See Part 2 Investment Accounts) in accordance with the initial allocation specified in the Application. If the Contract Owner fails to specify how Purchase Payments are to be allocated, the Purchase Payment(s) cannot be accepted. Allocation changes for subsequent Purchase Payments may be made by Written Request of the Contract Owner. Allocation changes will apply to Purchase Payments received with the Written Request, and thereafter.

If the Application is properly completed and can be accepted in the form received, any initial Net Purchase Payment will be credited to the Contract Balance within two (2) business days after the later of receipt of the Application or receipt of the initial Purchase Payment at the Annuity Service Center. Additional Purchase Payments allocated to the Separate Account will be credited to the Contract and added to the Contract Balance as of the Valuation Period when they are received. Purchase Payments allocated to the General Account will be credited with interest from the day after deposit.

Allocation of a Purchase Payment which is derived, all or in part, from any amount paid by check or draft may be postponed until such time as the Company determines that such instrument has been honored.

PANA+I92                   Page 11 of 37                             10/92

PART 4

TRANSFERS
---------

No fee is currently imposed on transfers. The Company reserves the right to charge such a fee in the future, and to otherwise restrict the transfer privilege in any way or eliminate it entirely.

ACCUMULATION PERIOD TRANSFERS
-----------------------------

During the Accumulation Period, the Contract Owner or the Beneficiary (if a Death Benefit has become payable) may elect to make transfers among the Sub-Accounts and the General Account. Such transfers shall be made upon Written Request and are subject to the following:

1. The minimum transfer amount to or from the General Account and/or any Sub-Account will be $100; and

2. The General Account and the Money Market Sub-Account are Competing Accounts. Transfers between these Competing Accounts will not be permitted unless the transfer is requested during the Window Period. For a period of ninety (90) calendar days following a transfer from one Competing Account, no transfer can be made to the other Competing Account. For a period of ninety (90) calendar days following a transfer to one Competing Account, no transfer can be made from the other Competing Account; and

3. Except during the Window Period, the total of all transfers to or from the General Account during any Contract Year are limited to the greater of:
(a) 15% of the General Account Balance as of the end of the immediately preceding Contract Year, or (b) $1,000.

ANNUITY PERIOD TRANSFERS
------------------------

During the Annuity Period, the Contract Owner may, upon Written Request, elect to transfer a portion of any Sub-Account of the Separate Account to any other Sub-Account(s) of the Separate Account once during any Contract Year. Transfers to or from the General Account are not permitted during the Annuity Period. The Company will process transfers based on the calculations outlined below.

Determine the number of units to be transferred from the Sub-Account as follows: = AT/AUV1

Determine the number of Annuity Units remaining in such Sub-Account (after the transfer): = UNIT1 - AT/AUV1

Determine the number of Annuity Units in the transferee Sub-Account (after the transfer): = UNIT2 + AT/AUV2

4. Subsequent annuity payments will reflect the changes in Annuity Units in each Sub-Account as of the next Annuity Income payment's due date.

PANA+I92                   Page 12 of 37                             10/92

Annuity Period Transfer (cont)

Where:

(AUV1) is the Annuity Unit Value of the Sub-Account that the transfer is being made from as of the next annuity payment's due date.

(AUV2) is the Annuity Unit Value of the Sub-Account that the transfer is being made to as of the next annuity payment's due date.

(UNIT1)       is the number of units in the Sub-Account that the transfer is being made from, before the transfer.

(UNIT2)       is the number of units in the Sub-Account that the transfer is being made to, before the transfer.

(AT)          is the dollar amount being transferred from the Sub-Account.

PANA+I92                   Page 13 of 37                             10/92

PART 5

PARTIAL AND FULL SURRENDERS
---------------------------

SURRENDER GUIDELINES
--------------------

During the Accumulation Period, the Company will process all Written Requests for Partial and/or Full Surrenders subject to the following:

1. Such request is received by the Company before a Death Benefit has become payable; and

2. the deduction of any applicable Surrender Charge, Interest Rate Factor Adjustment, Contract Maintenance Fee, and applicable premium taxes (See Part 7 - Fees and Charges). Any Interest Rate Factor Adjustment imposed on a surrender will be imposed only on the amount of the General Account Balance subject to surrender.

The Company will process all Partial and Full Surrender requests within seven
(7) calendar days following receipt by the Annuity Service Center of the Contract Owner's Written Request, except as follows:

1.      General Account. The Company reserves the right to defer payment of any
        ---------------
surrender from the General Account for up to six (6) months.

2.      Separate Account. The Company reserves the right to defer the payment of
        ----------------
any surrender from the Separate Account as permitted by the Investment Company Act of 1940, as amended.

A Purchase Payment amount is not available to satisfy a Written Request for surrender until the check or other instrument by which the Purchase Payment was made has been honored.

PARTIAL SURRENDER
-----------------

The Contract Owner may elect a Partial Surrender from the General Account and/or any Sub-Account subject to the following conditions:

1.      the Partial Surrender is for at least $100; and
2.      the Contract Balance is at least $250 after any Partial Surrender.

The Contract Owner must specify the Investment Account or Sub-Account from which surrendered amounts should be taken. The Surrender Charge, if any, shall be allocated among the General Account and/or any Sub-Account in the same manner as the Partial Surrender amount.

FULL SURRENDER
--------------

The Contract Owner may elect a Full Surrender of the entire Contract Balance which will be in full settlement of the Company's liability to the Contract Owner under the Contract and this Contract. The Company may require that this Contract be returned to the Annuity Service Center upon a Full Surrender.

PANA+I92                   Page 14 of 37                             10/92

PART 6

DEATH BENEFIT
-------------
DEATH BENEFIT DURING THE ACCUMULATION PERIOD
--------------------------------------------

If the Annuitant or Contract Owner dies prior to the Annuity Income Date, a Death Benefit will be paid to the Beneficiary upon receipt at the Annuity Service Center of proof of death. If, however, the Annuitant dies before the Contract Owner and there is a Contingent Annuitant who is less than eighty-five
(85) years of age on the Annuitant's date of death, and the Contract Owner is a natural person, then no Death Benefit is payable, and the Contract will continue in force, with the Contingent Annuitant as the Annuitant.

The Death Benefit is payable upon receipt of proof of death, as well as proof that death occurred during the Accumulation Period. Payments under a Death Benefit Option are determined at the time of payment and shall be based on (a) or (b):

(a) the greater of the Contract Balance or the Purchase Payments less any prior withdrawals and charges if the deceased Annuitant or Contract Owner was a natural person less than age 75 at death.

(b) the Contract Balance, for all other Annuitants or Contract Owners.

No Surrender Charge, Interest Rate Factor Adjustment, or Contract Maintenance Fee shall apply with respect to any Death Benefit Option. Payment of the Death Benefit will be in full settlement of the Company's liability under this Contract.

DEATH OF THE CONTRACT OWNER
---------------------------

If the Contract Owner and the Annuitant are not the same person and the Contract Owner dies before the Annuitant and prior to the Annuity Income Date, one of the following provisions will apply:

1. If the Contract Owner's spouse is the Beneficiary and survives the Contract Owner, the spouse may select Death Benefit Option A, B or C within one year after the Contract Owner's death. If the surviving spouse does not make a selection within one year after the Contract Owner's death, the surviving spouse will become the Contract Owner.

2. If the Beneficiary is a natural person other than the Contract Owner's spouse, the Beneficiary may select Death Benefit Option B or C within one year after the Contract Owner's death. If no selection is made within one year after the Contract Owner's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.

3. If the Beneficiary is not a natural person, it may select Death Benefit Option B or D within one year after the Contract Owner's death.

4. If no Beneficiary survives the Contract Owner, the Annuitant shall be deemed to be the Beneficiary and (1) or (2) above shall apply. If no selection is made within one year after the Contract Owner's death, the Death Benefit will be paid in a single sum at that time.

PANA+I92                   Page 15 of 37                             10/92

DEATH OF THE ANNUITANT
----------------------

If the Contract Owner and the Annuitant are not the same person and the Annuitant dies before the Contract Owner and prior to the Annuity Income Date, and there is no Contingent Annuitant younger than age 85, or if the Contract Owner is not a natural person, the following provision applies:

1. The Beneficiary, if a natural person, may select Death Benefit Option E or F within one year after the Annuitant's death. If no selection is made within one year after the Annuitant's death, the Death Benefit will be paid in a single sum to the Beneficiary at that time.

2. If the Beneficiary is not a natural person, it may select only Death Benefit Option D or E within one year after the Annuitant's death. If no selection is made within one year after the Annuitant's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.

3. If no Beneficiary survives the Annuitant, the Contract Owner shall be deemed the Beneficiary and (1) or (2) above shall apply.

DEATH OF THE CONTRACT OWNER/ANNUITANT
-------------------------------------

If the Contract Owner and the Annuitant are the same person and the Contract Owner/Annuitant dies before the Annuity Income Date, one of the following provisions apply:

1. If the Contract Owner/Annuitant's spouse is the Beneficiary, the surviving spouse may select Death Benefit Option B, C or G within one year after the Contract Owner/Annuitant's death. If no selection is made within one year after the Contract Owner/Annuitant's death, the surviving spouse will become the Contract Owner and Annuitant under the Contract.

2. If the Beneficiary is a natural person other than the Contract Owner/Annuitant's spouse, the Beneficiary may select Death Benefit Option B or C within one year of the Contract Owner/Annuitant's death. If no selection is made within one year after the Contract Owner's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.

3. If the Beneficiary is not a natural person, it may select Death Benefit Option B or D within one year after the Contract Owner's death.

4. If no Beneficiary survives the Contract Owner/Annuitant, the Death Benefit will be paid in a single sum to the Contract Owner/Annuitant's estate within five (5) years of the date of death. If no selection is made within one year after the Contract Owner's death, the Death Benefit will be paid in a single sum at that time.

PANA+I92                   Page 16 of 37                             10/92

DEATH BENEFIT OPTIONS
---------------------

Life expectancy for purposes of these Death Benefit Options will be determined from the tables in the Regulations under Section 72 of the Internal Revenue Code. The following Death Benefit Options are available:

Death Benefit Option A - To become the Contract Owner.
----------------------

Death Benefit Option B - To receive the Death Benefit as a single sum within one
----------------------
year after the Contract Owner's death.

Death Benefit Option C - To receive the Death Benefit under any Annuity Option
----------------------
offered in this Contract, provided the entire Death Benefit is distributed:

1.      Within five (5) years of the date of death; or,
2. Over a period not extending beyond the life expectancy of the Beneficiary; or,
3.      Over the life of the Beneficiary.

If the Death Benefit is to be paid under (2) or (3), the first installment payment must be made within one year after the Contract Owner's death.

Death Benefit Option D - To receive the Death Benefit under any Annuity Option
----------------------
offered in this Contract, provided the entire Death Benefit is distributed within five (5) years of the date of death.

Death Benefit Option E - To receive the Death Benefit as a single sum within one
----------------------
year after the Annuitant's death.

Death Benefit Option F - To receive the Death Benefit under any Annuity Option
----------------------
offered in the Contract, provided the Death Benefit is distributed:

1. Over a period not extending beyond the life expectancy of the Beneficiary; or,

2.      Over the life of the Beneficiary.

The first installment payment must be made within one year after the Annuitant's death.

Death Benefit Option G - To become the Contract Owner and Annuitant under the
----------------------
Contract, just as if the Beneficiary had always been the Contract Owner and Annuitant.

DEATH OF THE ANNUITANT DURING ANNUITY PERIOD
--------------------------------------------

The Death Benefit payable if the Annuitant dies on or after the Annuity Income Date, if any, depends on the Annuity Option in effect on the date of death of the Annuitant. Any remaining payments will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If a Beneficiary dies while receiving such benefits, the balance of the benefits, if any, will be paid in a single sum to the estate of the Beneficiary. If no Beneficiary survives the Annuitant, the benefits, if any, will be paid in a single sum to the estate of the last Annuitant to die.

PANA+I92                   Page 17 of 37                             10/92

BENEFICIARY
-----------

One or more Beneficiaries may be designated to receive benefits concurrently, contingently or successively upon the death of the Contract Owner and/or the Annuitant. The Beneficiary designation in the Application will remain in effect until changed. The Contract Owner may change the designated Beneficiary before a Death Benefit has become payable, upon Written Request. The change will take effect as of the date the Contract Owner signs the Written Request; however, the change is subject to any payments made or actions taken by the Company prior to its receipt of such Written Request. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. If an irrevocable Beneficiary dies, the Contract Owner may then designate a new Beneficiary.
On or after receipt of proof of death at the Annuity Service Center, the Beneficiary shall have the exclusive right to: 1) appoint a contingent Beneficiary to succeed to the interest of the Beneficiary in the event of the Beneficiary's death; and 2) make transfers under the Contract.

PANA+I92                   Page 18 of 37                             10/92

PART 7

FEES AND CHARGES
----------------

CONTRACT MAINTENANCE FEE
------------------------

An annual Contract Maintenance Fee is deducted from the Contract Balance on the last day of each Contract Year during the Accumulation Period and upon Full Surrender of the Contract. The annual Contract Maintenance Fee will not exceed $60. The Contract Maintenance Fee will be deducted prorata from the Sub-Accounts in the Separate Account and the General Account, in the same proportion that the amount of Contract Balance in each Sub-Account and the General Account bears to the total Contract Balance.

SURRENDER CHARGE
----------------

During the first five (5) Contract Years, a 5% Surrender Charge will be imposed on each Partial or Full Surrender; no Surrender Charge will be imposed on or after the fifth anniversary of the Contract Issue Date. The Surrender Charge will be deducted from the Contract Balance pursuant to this Part as of the date of receipt of Written Request for such Surrender. In the case of a Partial Surrender, the Surrender Charge will be deducted from the Contract Balance remaining after payment of the requested surrender amount, or from the amount paid if sufficient balances do not remain in the Sub-Account(s) or General Account to which the surrender is allocated.

The Partial Surrender Charge formula is as follows:
   (PS - FREE) x 5% / (95%) = PSC, but not less than zero

The Full Surrender Charge formula is as follows:

        (FS - FREE) x 5% = FSC

where:
(PS)           is the Partial Surrender Amount.
(FS)           is the Full Surrender Amount.
(FREE)         is the Free Surrender Amount.
(PSC)          is the Partial Surrender Charge Amount
(FSC)          is the Full Surrender Charge Amount

PANA+I92                   Page 19 of 37                             10/92

A Surrender Charge will not apply to:
1.             cancellation during the Right to Examine Contract period;
2.             Full Surrender of the Contract on the Annuity Income Date;
3.             Partial or Full Surrenders during the Window Period;
4. the Death Benefit; or
5.             a Free Surrender Amount.

FREE SURRENDER
--------------

Beginning in the second Contract Year, the Contract Owner is entitled to an annual Free Surrender Amount which is exempt from a Surrender Charge and any applicable Interest Rate Factor Adjustment. The Free Surrender Amount will be allocated among the General Account and/or Sub-Accounts in the same proportions as the Partial or Full Surrender amount. The Free Surrender Amount equals 10% of the Contract Balance as of the end of the immediately preceding Contract Year. Any amount surrendered during the year in excess of this 10% amount will be subject to a Surrender Charge and any applicable Interest Rate Factor Adjustment.

INTEREST RATE FACTOR ADJUSTMENT
-------------------------------

Except during the Window Period, an Interest Rate Factor Adjustment will be deducted from or added to the General Account:

(a) upon Partial and/or Full Surrender of the Contract during the Accumulation Period;
(b) to the extent the General Account Balance is applied to purchase a Variable Annuity on the Annuity Income Date. The Interest Rate Factor Adjustment will reflect the relationship between 1) the weighted average of Treasury Index Rates corresponding to Purchase Payments and transfers into the General Account during the current Five Year Period (as adjusted for Partial Surrenders or transfers out of the General Account), 2) the Treasury Index Rate which would be applicable during the time remaining in the Five Year Period. The Interest Rate Factor Adjustment formula includes a set percentage factor (.30%) designed to compensate the Company for certain expenses and losses that might be incurred as a direct or indirect result or consequence of surrenders. In general, if the weighted average of Treasury Index Rates corresponding to Purchase Payments and transfers during the current Five Year Period is lower than the Treasury Index Rate which would be applicable during the time remaining in the current Five Year Period, (or exceeds such rate by less than .30%) then the application of the Interest Rate Factor Adjustment will result in a negative adjustment.

The Partial Surrender Interest Rate Factor Adjustment Formula is:
               (1 - 1/IRF) x (GAPS - GAF + GAPSC) = IRFA

The Full Surrender Interest Rate Factor Adjustment Formula is:
               (IRF - 1) x (GAFS - GAF) = IRFA

PANA+I92                   Page 20 of 37                             10/92

Interest Rate Factor Adjustment (cont)

where:
(GAPS)        is the General Account Partial Surrender Amount
(GAFS)        is the General Account Full Surrender Amount
(GAF)         is the General Account Free Surrender Amount
(GAPSC)       is the General Account portion of the Partial
                            Surrender Charge Amount determined as follows: GAPSC = (GAPS - GAF) X 5% / 95%, but not less than zero.
(IRF)         is the Interest Rate Factor
(IRFA)        is the Interest Rate Factor Adjustment

In the event of a Partial Surrender, there is no Interest Rate Factor Adjustment if the General Account Free Surrender Amount exceeds the General Account portion of such Partial Surrender.

Interest Rate Factor
--------------------

The Interest Rate Factor is determined by the following formula:

                               (N/12)
                      (1 + Ta)
                                        =  IRF
                      ------------------
                                  (N/12)
                      (1.003 + Tb)

where:

(Ta) is the weighted average of the Treasury Index Rates which correspond to the Purchase Payments and/or transfers allocated to the General Account during the current Five Year Period. The Treasury Index Rate corresponding to each such allocation is determined by the number of full years and fractions thereof (but not less than one year) remaining from the date of the allocation until the end of the current Five Year Period. For purposes of determining the average of these rates, each Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any Partial Surrenders and/or transfers from the General Account subsequent to such allocation). The General Account Balance at the beginning of any Five Year Period will be treated as a new allocation for purposes of this calculation.


PANA+I92                   Page 21 of 37                             10/92

Interest Rate Factor (cont)

Each allocation made prior to a Partial Surrender and/or transfer from the General Account (other than the current surrender) shall be adjusted by multiplying such allocation by the following fraction:

1 - PS/GAB

Where:

(PS) is the amount of the Partial Surrender and/or transfer from the General Account made subsequent to the allocation.

(GAB) is the beginning General Account Balance on the date of such Partial Surrender and/or transfer from the General Account.

(Tb) is the Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than one year) remaining in the current Five Year Period on the date of the Partial or Full Surrender.

(N) is the number of whole months remaining in the current Five Year Period as of the date of the Partial or Full Surrender (rounded down).

(IRF)                is the Interest Rate Factor.

The application of the Interest Rate Factor Adjustment will never cause the General Account Balance to be in violation of the minimum non forfeiture requirements of the state in which this Contract is issued.

PANA+I92                   Page 22 of 37                             10/92

PART 8
GENERAL PROVISIONS
------------------
ASSIGNMENT OF THE CONTRACT
--------------------------

A Written Request specifying the terms of an assignment of this Contract must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in this Contract by assignment, agreement, or otherwise.

The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the Death Benefit has become payable will be valid only with Company consent.

If this Contract is assigned, the Contract Owner's rights may only be exercised with the consent of the assignee of record.

CONTRACT CHANGES BY THE COMPANY
-------------------------------

The Company reserves the right to amend this Contract to meet the requirements of any applicable federal or state laws or regulations, or as otherwise provided in this Contract. The Company will notify the Contract Owner in writing of such amendments.

Any changes to this Contract by the Company must be signed by an authorized officer of the Company. Agents of the Company have no authority to alter or modify any of the terms, conditions, agreements of this Contract, or to waive any of its provisions.

CONTRACT CHANGES BY THE CONTRACT OWNER
--------------------------------------
With the consent of the Company, the Contract Owner may, by Written Request:
              1.             change the Contract Owner;
              2. change the Annuity Income Date and/or the Annuity Option at any time up to thirty (30) calendar days before the current Annuity Income Date, provided the Annuitant is then living;

              3. change the Beneficiary, as provided in Part 6 - Death Benefit. A change of Contract Owner or of Annuity Income Date will take effect on the date the Written Request is received.

CONTRACT TERMINATION
--------------------

This Contract will terminate upon the occurrence of any of the following events:
              1.             the date of the last Annuity Income payment;
              2.             the date payment is made of the Contract Balance;

PANA+I92                   Page 23 of 37                             10/92

Contract Termination (cont)

              3. the date of the last Death Benefit payment to the last Beneficiary;

              4. the date the Contract is returned under the Right to Examine Contract provision; or

5. failure to maintain the required Minimum Contract Balance as defined in Part 2 - Investment Accounts.

INCONTESTABILITY
----------------

The Company shall not contest the validity of this Contract.

MISSTATEMENT OF AGE OR SEX
--------------------------

If the Annuitant's age or sex has been incorrectly stated, the Annuity Income payable will be that which the Contract Balance, reduced by any applicable Premium Tax, would have purchased at the correct age and sex. After correction, the Annuitant will receive the sum of any underpayments made by the Company within thirty (30) calendar days. The amount of any overpayments made by the Company will be charged against the payment(s) following the correction.

NONPARTICIPATING
----------------

This Contract is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on this Contract.

NON-BUSINESS DAYS
-----------------

If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

REGULATORY REQUIREMENTS
-----------------------

All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

RIGHT TO EXAMINE CONTRACT
-------------------------

No Surrender Charge, Interest Rate Factor Adjustment, Contract Maintenance Fee, or Premium Tax will be applied if the Contract Owner returns the Contract for cancellation during the first fifteen (15) calendar days following the Contract Issue Date. The Company will refund the Separate Account Balance and/or any Purchase Payments made to the General Account upon return of this Contract.

VOTING RIGHTS
-------------

To the extent required to permit this Contract to qualify under the Investment Company Act of 1940 (and any subsequent amendments), the Contract Owner has the right to instruct the Company how to vote the shares of a Portfolio relating to a Sub-Account in which Purchase Payments are invested.

PANA+I92                   Page 24 of 37                             10/92

PART 9

ANNUITY PROVISIONS
------------------
ANNUITY GUIDELINES
------------------
Once the Contract reaches the Annuity Income Date, the following guidelines apply:
1. The Contract Owner may elect to have the Contract Balance applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. If a combination is elected, the Contract Owner must specify what part of the Contract Balance is to be applied to the Fixed and Variable options. Annuity Option E is not available as a Variable Annuity.

2. The amount applied to an Annuity Option on the Annuity Income Date, excluding any Death Benefit proceeds applied to an Annuity Option, is equal to the sum of: (1) the General Account Balance adjusted by the Interest Rate Factor Adjustment to the extent the General Account Balance is applied to purchase a Variable Annuity and (2) the Separate Account Balance; minus any applicable Premium Tax.

3. The minimum amount that may be applied under any Annuity Option, and the minimum periodic Annuity Income payment allowed, are the most recently published minimums designated by the Company for this purpose.


ANNUITY PAYMENTS
----------------

The Company will pay an Annuity Income beginning on the Annuity Income Date, provided no Death Benefit has become payable and the Contract Owner has by Written Request selected an available Annuity Option and payment schedule. Except as otherwise agreed to by the Contract Owner and the Company, Annuity Income payments will be payable monthly. The Annuity Option and frequency of Annuity Income payments may not be changed after Annuity Income payments begin. Unless the Contract Owner specifies otherwise, the payee of the Annuity Income shall be the applicable Annuitant. If no Annuity Option has been chosen at least thirty (30) calendar days before the Annuity Income Date, the Company will make payments to the Annuitant under Option B, with 120 monthly payments guaranteed. Unless specified otherwise, the Separate Account Balance shall be used to provide a Variable Annuity and the General Account Balance shall be used to provide a Fixed Annuity. If the amount of the Annuity Income will depend on the age or sex of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's (or Joint Annuitant's, if any) age and sex. The Company reserves the right to delay Annuity Income payments until acceptable proof is received.

FIXED ANNUITY
-------------

A Fixed Annuity provides for payments which do not fluctuate based on investment performance. The Fixed Annuity shall be determined by applying the Annuity Purchase Rates set forth in the Fixed Annuity Rate Tables in Part 10 to the portion of the Contract Balance allocated to the Fixed Annuity Option selected by the Contract Owner.

PANA+I92                   Page 25 of 37                             10/92

VARIABLE ANNUITY
----------------

A Variable Annuity provides for payments which may fluctuate based on the investment performance of the Separate Account Sub-Account. Variable Annuity payments will be based on the allocation of the Contract Balance among the Sub-Accounts.

Annuity Units and Payments. The dollar amount of each Variable Annuity payment
--------------------------
depends on the number of Annuity Units credited to that Annuity Option, and the value of those Units. The number of Annuity Units is determined as follows:

1. The number of Annuity Units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Balance to be applied to the Sub-Account and the Annuity Purchase Rate by the value of one Annuity Unit in that Sub-Account on the Annuity Income Date. The purchase rates are set forth in the Variable Annuity Rate Tables in Part 10 of this Contract.

2. For each Sub-Account, the amount of each Annuity Income payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit Value on the payment date. The amount of each payment may vary.

Annuity Unit Value.  The value of an Annuity Unit in a Sub-Account on any
------------------
Valuation Date is determined as follows:

1. The Net Investment Factor for the Valuation Period (for the appropriate Annuity Income payment frequency) just ended is multiplied by the value of the Annuity Unit for the Sub-Account on the preceding Valuation Date.


2. The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding Valuation Date. Interest is based on an effective annual rate of 4%.

ANNUITY OPTIONS
---------------
The Contract Owner may choose periodic fixed and/or variable Annuity Income payments under any one of the Annuity Options described below, except Option E, which shall be available as a Fixed Annuity only. The Company may consent to other plans of payment before the Annuity Income Date.

The following Annuity Options are available:

Annuity Option A - Life Income Periodic payments will be made as long as the
----------------
Annuitant lives.

Annuity Option B - Life Income with Period Certain Periodic payments will be
----------------
made for a guaranteed period, or as long as the Annuitant lives, whichever is longer. The guaranteed period may be five (5), ten (10) or twenty (20) years.


PANA+I92                   Page 26 of 37                             10/92

Annuity Options (cont)

Annuity Option C - Joint and Last Survivor Payments
----------------

Periodic payments will be made during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant.

Annuity Option D - Joint and 2/3 Survivor Annuity
----------------

Periodic payments will be made during the joint lifetime of two Annuitants. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the annuity payment (or Units) in effect during the joint lifetime.

Annuity Option E - Period Certain
----------------

(Available as a Fixed Annuity only)

Periodic payments will be made for a specified period. The specified period must be at least five (5) years and cannot be more than thirty (30) years.

Annuity Option F - Special Income Settlement Agreement
----------------

The Company will pay the proceeds in accordance with terms agreed upon in writing by the Contract Owner and the Company.

PANA+I92                   Page 27 of 37                             10/92

PART 10

ANNUITY RATES
-------------
FIXED ANNUITY RATES
-------------------
Notes to Tables
---------------
Table 1       Annuity Options A and B

Table 2        Annuity Option C
Table 3        Annuity Option D
Table 4        Annuity Option E

Note 1: If the single premium immediate annuity rates offered by the Company and designated by the Company for this purpose on the Annuity Income Date are more favorable than the minimum guaranteed rates used to develop Tables 1, 2, 3 or 4, those rates will be used.

Note 2: The 1983 Table "a" mortality table, projected to the year 2015 with Projection Scale G, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 40%/60% male/female weighting.

Note 3: The Annuity Option rates shown in Tables 1, 2, 3, and 4 are based on an effective annual interest rate of 3%.

Note 4: Rates will be determined based on the actual age(s) of Annuitant(s), in completed years and months, as of the Annuity Income Date. The tables below show Annuity Option rates for completed years; rates for intermediate actual ages will be based on straight line interpolation between the completed years rates for the next higher and lower completed years.

Note 5: The purchase rate for any age or combination of ages not shown in the above tables will be calculated on the same basis as the payments for those shown and may be obtained by Written Request.

PANA+I92                   Page 28 of 37                             10/92


                FIXED ANNUITY RATES
                TABLE 1 - OPTIONS A & B
               MONTHLY PAYMENT PER $1,000



          Life        5 Yrs.      10 Yrs.    20 Yrs.     Life       5 Yrs.     10 Yrs.     20 Yrs.
Age       Only         C&L          C&L        C&L       Only        C&L         C&L         C&L       Age
50        3.94         3.93        3.91       3.84       3.64       3.64        3.63        3.60       50
51        4.00         3.99        3.97       3.89       3.69       3.69        3.68        3.64       51
52        4.07         4.06        4.04       3.94       3.74       3.74        3.73        3.69       52
53        4.13         4.13        4.10       4.00       3.80       3.79        3.78        3.74       53
54        4.21         4.20        4.17       4.06       3.85       3.85        3.84        3.79       54
55        4.29         4.28        4.25       4.11       3.92       3.91        3.90        3.84       55
56        4.37         4.36        4.32       4.17       3.98       3.98        3.96        3.90       56
57        4.45         4.44        4.40       4.23       4.05       4.04        4.03        3.95       57
58        4.54         4.53        4.49       4.30       4.12       4.11        4.10        4.01       58
59        4.64         4.63        4.58       4.36       4.20       4.19        4.17        4.07       59
60        4.74         4.73        4.67       4.42       4.28       4.27        4.25        4.13       60
61        4.85         4.84        4.77       4.49       4.36       4.35        4.33        4.20       61
62        4.97         4.95        4.88       4.56       4.45       4.44        4.41        4.27       62
63        5.10         5.07        4.99       4.62       4.55       4.54        4.50        4.33       63
64        5.23         5.20        5.11       4.69       4.65       4.64        4.60        4.40       64
65        5.37         5.34        5.23       4.75       4.76       4.75        4.70        4.47       65
66        5.53         5.49        5.35       4.82       4.88       4.86        4.81        4.55       66
67        5.69         5.64        5.49       4.88       5.00       4.98        4.92        4.62       67
68        5.86         5.81        5.63       4.94       5.13       5.11        5.04        4.69       68
69        6.05         5.98        5.77       5.00       5.28       5.25        5.17        4.76       69
70        6.25         6.17        5.92       5.06       5.43       5.40        5.30        4.83       70
71        6.45         6.36        6.07       5.11       5.60       5.56        5.44        4.90       71
72        6.67         6.56        6.23       5.16       5.77       5.73        5.59        4.97       72
73        6.91         6.78        6.39       5.21       5.97       5.92        5.75        5.03       73
74        7.16         7.00        6.56       5.25       6.18       6.11        5.91        5.09       74
75        7.42         7.24        6.72       5.29       6.40       6.33        6.08        5.15       75
76        7.71         7.49        6.90       5.33       6.64       6.55        6.26        5.20       76
77        8.01         7.76        7.07       5.36       6.90       6.79        6.44        5.25       77
78        8.34         8.04        7.24       5.38       7.17       7.04        6.63        5.29       78
79        8.69         8.33        7.42       5.41       7.47       7.31        6.82        5.32       79
80        9.06         8.64        7.59       5.43       7.79       7.59        7.01        5.36       80

PANA+I92                   Page 29 of 37                             10/92

                              FIXED ANNUITY RATES
                              TABLE 2 - OPTION C
                          MONTHLY PAYMENT PER $1,000
                    MALE/FEMALE JOINT AND SURVIVOR ANNUITY
          MALE--------------------FEMALE AGE--------------------MALE

AGE    40     45     50     55     60     65     70     75     80     85   AGE

40    3.11   3.18   3.24   3.30   3.34   3.38   3.40   3.42   3.43   3.44   40
45    3.15   3.24   3.33   3.41   3.48   3.54   3.58   3.61   3.63   3.65   45
50    3.18   3.29   3.41   3.52   3.63   3.72   3.79   3.84   3.88   3.90   50
55    3.21   3.33   3.48   3.63   3.77   3.91   4.02   4.11   4.18   4.22   55
60    3.22   3.36   3.53   3.71   3.91   4.10   4.28   4.43   4.55   4.63   60
65    3.24   3.39   3.57   3.78   4.02   4.28   4.55   4.79   4.99   5.14   65
70    3.24   3.40   3.59   3.83   4.11   4.44   4.79   5.16   5.50   5.77   70
75    3.25   3.41   3.61   3.86   4.17   4.55   5.00   5.51   6.01   6.47   75
80    3.25   3.42   3.62   3.88   4.21   4.64   5.16   5.80   6.51   7.22   80
85    3.25   3.42   3.63   3.90   4.24   4.69   5.27   6.03   6.94   7.94   85

                  MALE(1)/MALE(2) JOINT AND SURVIVOR ANNUITY
         MALE(1)-----------------MALE(2) AGE------------------MALE(1)
AGE    40     45     50     55     60     65     70     75     80     85    AGE

40    3.17   3.24   3.29   3.33   3.37   3.40   3.41   3.43   3.44   3.44    40
45    3.24   3.32   3.40   3.47   3.53   3.57   3.60   3.63   3.64   3.65    45
50    3.29   3.40   3.51   3.61   3.70   3.77   3.83   3.87   3.89   3.91    50
55    3.33   3.47   3.61   3.75   3.89   4.00   4.09   4.16   4.21   4.24    55
60    3.37   3.53   3.70   3.89   4.07   4.25   4.40   4.52   4.60   4.66    60
65    3.40   3.57   3.77   4.00   4.25   4.50   4.73   4.93   5.09   5.20    65
70    3.41   3.60   3.83   4.09   4.40   4.73   5.08   5.40   5.67   5.88    70
75    3.43   3.63   3.87   4.16   4.52   4.93   5.40   5.87   6.31   6.67    75
80    3.44   3.64   3.89   4.21   4.60   5.09   5.67   6.31   6.96   7.57    80
85    3.44   3.65   3.91   4.24   4.66   5.20   5.88   6.67   7.57   8.48    85

                FEMALE(1)/FEMALE(2) JOINT AND SURVIVOR ANNUITY
      FEMALE(1)------------------FEMALE(2) AGE-----------------FEMALE(1)

AGE    40     45     50      55     60     65     70     75     80    85    AGE

40    3.06   3.11   3.15    3.19   3.21   3.23   3.24   3.25   3.25  3.25    40
45    3.11   3.19   3.25    3.30   3.34   3.37   3.39   3.40   3.41  3.42    45
50    3.15   3.25   3.34    3.42   3.49   3.54   3.58   3.60   3.62  3.63    50
55    3.19   3.30   3.42    3.54   3.64   3.73   3.79   3.84   3.87  3.89    55
60    3.21   3.34   3.49    3.64   3.79   3.93   4.05   4.13   4.19  4.23    60
65    3.23   3.37   3.54    3.73   3.93   4.13   4.32   4.47   4.59  4.66    65
70    3.24   3.39   3.58    3.79   4.05   4.32   4.60   4.86   5.06  5.21    70
75    3.25   3.40   3.60    3.84   4.13   4.47   4.86   5.25   5.62  5.91    75
80    3.25   3.41   3.62    3.87   4.19   4.59   5.06   5.62   6.18  6.70    80
85    3.25   3.42   3.63    3.89   4.23   4.66   5.21   5.91   6.70  7.52    85

PANA+I92                   Page 30 of 37                             10/92

                              FIXED ANNUITY RATES
                              TABLE 3 - OPTION  D
                          MONTHLY PAYMENT PER $1,000
                       MALE/FEMALE JOINT AND 2/3 ANNUITY

             MALE-----------------FEMALE AGE-----------------MALE

AGE    40     45     50      55     60     65     70     75     80    85    AGE
40    3.21   3.26   3.31    3.35   3.38   3.40   3.42   3.43   3.44  3.44    40
45    3.30   3.37   3.43    3.49   3.54   3.58   3.61   3.63   3.64  3.65    45
50    3.40   3.48   3.57    3.65   3.73   3.79   3.84   3.87   3.90  3.91    50
55    3.50   3.60   3.71    3.82   3.93   4.03   4.11   4.17   4.21  4.24    55
60    3.61   3.73   3.86    4.00   4.15   4.30   4.43   4.53   4.61  4.67    60
65    3.73   3.86   4.02    4.19   4.39   4.59   4.79   4.97   5.11  5.22    65
70    3.86   4.01   4.19    4.40   4.64   4.91   5.20   5.48   5.73  5.92    70
75    4.00   4.16   4.36    4.60   4.89   5.23   5.61   6.03   6.42  6.76    75
80    4.14   4.31   4.53    4.80   5.13   5.54   6.03   6.59   7.19  7.74    80
85    4.27   4.46   4.69    4.99   5.36   5.83   6.42   7.14   7.97  8.82    85

                     MALE(1)/MALE(2) JOINT AND 2/3 ANNUITY
         MALE(1)------------------MALE(2) AGE-----------------MALE(1)
AGE    40     45     50      55     60     65     70     75     80     85    AGE
40    3.26   3.30   3.34    3.37   3.40   3.41   3.43   3.44   3.44   3.45    40
45    3.37   3.43   3.48    3.53   3.57   3.60   3.62   3.64   3.65   3.65    45
50    3.48   3.56   3.64    3.71   3.78   3.83   3.86   3.89   3.91   3.92    50
55    3.60   3.71   3.81    3.92   4.01   4.09   4.16   4.20   4.23   4.26    55
60    3.73   3.86   3.99    4.14   4.27   4.40   4.51   4.59   4.65   4.69    60

65  3.87  4.02  4.19  4.37  4.57  4.76  4.93  5.07  5.18  5.26  65
70  4.02  4.19  4.40  4.63  4.88  5.15  5.42  5.65  5.85  6.00  70
75  4.18  4.37  4.60  4.88  5.19  5.55  5.94  6.31  6.64  6.91  75
80  4.33  4.55  4.81  5.12  5.50  5.96  6.48  7.02  7.54  8.01  80
85  4.48  4.72  5.00  5.36  5.80  6.34  7.00  7.73  8.51  9.26  85

             FEMALE(1)/FEMALE(2) JOINT AND 2/3 ANNUITY

FEMALE(1) ---------------- FEMALE(2) AGE ---------------- FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85   AGE

40  3.12  3.16  3.19  3.21  3.23  3.24  3.24  3.25  3.25  3.25  40
45  3.21  3.26  3.31  3.34  3.37  3.39  3.40  3.41  3.42  3.42  45
50  3.30  3.37  3.43  3.49  3.54  3.57  3.60  3.61  3.63  3.63  50
55  3.40  3.48  3.57  3.66  3.73  3.79  3.83  3.87  3.89  3.90  55
60  3.50  3.60  3.72  3.83  3.94  4.04  4.12  4.18  4.22  4.24  60
65  3.61  3.73  3.87  4.02  4.17  4.32  4.46  4.57  4.64  4.69  65
70  3.74  3.88  4.04  4.22  4.42  4.64  4.85  5.03  5.18  5.29  70
75  3.88  4.03  4.22  4.43  4.69  4.97  5.28  5.59  5.86  6.06  75
80  4.03  4.20  4.40  4.65  4.95  5.31  5.73  6.19  6.64  7.03  80
85  4.19  4.37  4.59  4.87  5.22  5.65  6.18  6.81  7.49  8.16  85
PANA+I92                        Page 31 of 37                              10/92

                            FIXED ANNUITY RATES
                             TABLE 4 - OPTION E
                          MONTHLY PAYMENT PER $1000
                                                YEARS            MONTHLY INCOME
5                   $17.91
6                                               15.14
7                                               13.16
8                               11.68
9                               10.53
10                                                                     9.61
11                                                               8.86
12                                                          8.24
13                                                          7.71
14                                                          7.26
15                                                          6.87
16                                                          6.53
17                                                          6.23
18                                                          5.96
19                                                          5.73
20                                                          5.51
21                                                          5.32
22                                                          5.15
23                                                          4.99
24                                                          4.84
25                                                          4.71
26                                                          4.59
27                                                          4.47
28                                                          4.37
29                                                          4.27
30                                                          4.18
PANA+I92                        Page 32 of 37                              10/92

VARIABLE ANNUITY RATES
----------------------
Notes to Tables
---------------
Table 5                       Annuity Options A and B
Table 6                       Annuity Option C
Table 7                       Annuity Option D

Note 1: The 1983 Table "a" mortality table, projected to the year 2015 with Projection Scale G, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 40%/60% male/female weighting.

Note 2: The Annuity Option rates shown in Tables 5, 6 and 7 are based on an assumed effective annual interest rate of 4%.

Note 3: Rates will be determined based on the actual age(s) of Annuitant(s), in completed years and months, as of the Annuity Income Date. The tables below show Annuity Option rates for completed years; rates for intermediate actual ages will be based on straight line interpolation between the completed years rates for the next higher and lower completed years.
Note 4: The purchase rate for any age or combination of ages not shown in the above tables will be calculated on the same basis as the payments for those shown and may be obtained by Written Request.
PANA+I92                        Page 33 of 37                              10/92

VARIABLE ANNUITY RATES
                        TABLE 5 - OPTION A &  B
                       MONTHLY PAYMENT PER $1,000
------------------- Male ------------------- Female ------------------
     Life  5 Yrs.  10 Yrs. 20 Yrs.  Life  5 Yrs.  10 Yrs. 20 Yrs.
Age  Only   C&L     C&L     C&L     Only   C&L     C&L     C&L     Age
50   4.53   4.53    4.51    4.42    4.24   4.24    4.23    4.19     50
51   4.60   4.59    4.56    4.47    4.29   4.29    4.28    4.23     51
52   4.66   4.65    4.63    4.52    4.34   4.33    4.32    4.28     52
53   4.73   4.72    4.69    4.57    4.39   4.39    4.38    4.32     53
54   4.80   4.79    4.76    4.62    4.45   4.44    4.43    4.37     54
55   4.88   4.86    4.83    4.68    4.51   4.50    4.49    4.42     55
56   4.95   4.94    4.90    4.74    4.57   4.56    4.54    4.47     56
57   5.04   5.02    4.98    4.79    4.63   4.63    4.61    4.52     57
58   5.13   5.11    5.06    4.85    4.70   4.70    4.67    4.58     58
59   5.22   5.21    5.15    4.91    4.78   4.77    4.74    4.64     59
60   5.33   5.31    5.24    4.97    4.86   4.85    4.82    4.70     60
61   5.44   5.41    5.34    5.04    4.94   4.93    4.90    4.76     61
62   5.55   5.53    5.44    5.10    5.03   5.02    4.98    4.82     62
63   5.68   5.65    5.55    5.16    5.12   5.11    5.07    4.89     63
64   5.81   5.78    5.67    5.22    5.22   5.21    5.16    4.95     64
65   5.96   5.91    5.79    5.28    5.33   5.31    5.26    5.02     65
66   6.11   6.06    5.91    5.35    5.45   5.43    5.37    5.09     66
67   6.27   6.22    6.04    5.40    5.57   5.55    5.48    5.15     67
68   6.45   6.38    6.18    5.46    5.70   5.68    5.60    5.22     68
69   6.63   6.55    6.32    5.52    5.85   5.82    5.72    5.29     69
70   6.83   6.74    6.46    5.57    6.00   5.96    5.85    5.36     70
71   7.04   6.93    6.61    5.62    6.16   6.12    5.99    5.42     71
72   7.26   7.13    6.77    5.67    6.34   6.29    6.14    5.49     72
73   7.50   7.34    6.92    5.71    6.54   6.48    6.29    5.55     73
74   7.75   7.57    7.09    5.76    6.74   6.67    6.45    5.60     74
75   8.02   7.81    7.25    5.79    6.97   6.89    6.62    5.66     75
76   8.30   8.06    7.42    5.83    7.22   7.11    6.79    5.71     76
77   8.61   8.32    7.59    5.86    7.47   7.35    6.97    5.75     77
78   8.94   8.60    7.76    5.88    7.75   7.60    7.15    5.79     78
79   9.29   8.89    7.93    5.90    8.05   7.87    7.34    5.82     79
80   9.66   9.20    8.10    5.92    8.37   8.15    7.53    5.86     80
PANA+I92                        Page 34 of 37                              10/92


VARIABLE ANNUITY RATES
                        TABLE 6 - OPTION C
                    MONTHLY PAYMENT PER $1,000
                MALE/FEMALE JOINT AND SURVIVOR ANNUITY
MALE ------------------------ FEMALE AGE ------------------------ MALE
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.73  3.80  3.86  3.91  3.95  3.98  4.01  4.03  4.05  4.05  40
45  3.77  3.85  3.93  4.01  4.08  4.13  4.18  4.21  4.23  4.25  45
50  3.80  3.90  4.01  4.11  4.21  4.30  4.37  4.43  4.47  4.49  50
55  3.83  3.94  4.07  4.21  4.35  4.48  4.59  4.69  4.76  4.80  55
60  3.84  3.97  4.12  4.29  4.48  4.66  4.84  4.99  5.11  5.20  60
65  3.86  3.99  4.16  4.36  4.59  4.84  5.10  5.34  5.54  5.70  65
70  3.87  4.01  4.19  4.41  4.68  4.99  5.34  5.70  6.04  6.31  70
75  3.87  4.02  4.21  4.44  4.74  5.11  5.55  6.04  6.55  7.01  75
80  3.88  4.03  4.22  4.47  4.79  5.19  5.71  6.34  7.04  7.75  80
85  3.88  4.03  4.23  4.48  4.81  5.25  5.82  6.57  7.47  8.47  85
                  MALE(1)/MALE(2) JOINT AND SURVIVOR ANNUITY

MALE(1) ------------------  MALE(2) AGE ------------------ MALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.79  3.85  3.90  3.94  3.98  4.01  4.03  4.04  4.05  4.06  40
45  3.85  3.93  4.00  4.07  4.12  4.17  4.20  4.23  4.24  4.25  45
50  3.90  4.00  4.10  4.20  4.28  4.36  4.41  4.45  4.48  4.50  50
55  3.94  4.07  4.20  4.33  4.46  4.57  4.67  4.74  4.79  4.82  55
60  3.98  4.12  4.28  4.46  4.64  4.81  4.96  5.08  5.17  5.23  60
65  4.01  4.17  4.36  4.57  4.81  5.05  5.28  5.48  5.65  5.76  65
70  4.03  4.20  4.41  4.67  4.96  5.28  5.62  5.94  6.22  6.43  70
75  4.04  4.23  4.45  4.74  5.08  5.48  5.94  6.40  6.84  7.22  75
80  4.05  4.24  4.48  4.79  5.17  5.65  6.22  6.84  7.50  8.11  80
85  4.06  4.25  4.50  4.82  5.23  5.76  6.43  7.22  8.11  9.02  85

           FEMALE(1)/FEMALE(2) JOINT AND SURVIVOR ANNUITY FEMALE(1) ---------------- FEMALE(2) AGE --------------- FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.69  3.74  3.78  3.81  3.83  3.85  3.86  3.87  3.87  3.88  40
45  3.74  3.80  3.86  3.91  3.95  3.98  4.00  4.01  4.02  4.03  45
50  3.78  3.86  3.94  4.02  4.08  4.13  4.17  4.19  4.21  4.22  50
55  3.81  3.91  4.02  4.12  4.22  4.31  4.37  4.42  4.45  4.48  55
60  3.83  3.95  4.08  4.22  4.37  4.50  4.61  4.70  4.76  4.80  60
65  3.85  3.98  4.13  4.31  4.50  4.69  4.87  5.03  5.14  5.22  65
70  3.86  4.00  4.17  4.37  4.61  4.87  5.14  5.40  5.61  5.76  70
75  3.87  4.01  4.19  4.42  4.70  5.03  5.40  5.79  6.15  6.45  75
80  3.87  4.02  4.21  4.45  4.76  5.14  5.61  6.15  6.71  7.23  80
85  3.88  4.03  4.22  4.48  4.80  5.22  5.76  6.45  7.23  8.05  85

PANA+I92                        Page 35 of 37                              10/92

VARIABLE ANNUITY RATES
                          TABLE 7 - OPTION D
                      MONTHLY PAYMENT PER $1,000
                  MALE/FEMALE JOINT AND 2/3  ANNUITY
MALE ---------------------- FEMALE AGE ---------------------- MALE
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.84  3.88  3.92  3.96  3.99  4.01  4.03  4.04  4.05  4.06  40
45  3.93  3.98  4.04  4.09  4.14  4.18  4.21  4.23  4.25  4.26  45
50  4.02  4.09  4.17  4.24  4.31  4.37  4.42  4.46  4.49  4.51  50
55  4.12  4.21  4.31  4.41  4.51  4.60  4.68  4.75  4.79  4.83  55
60  4.24  4.34  4.46  4.59  4.73  4.86  4.99  5.10  5.18  5.24  60
65  4.37  4.49  4.62  4.79  4.97  5.16  5.35  5.53  5.67  5.78  65
70  4.52  4.65  4.81  5.00  5.23  5.48  5.76  6.04  6.28  6.48  70
75  4.68  4.82  5.00  5.22  5.49  5.81  6.18  6.58  6.97  7.31  75
80  4.84  5.00  5.20  5.44  5.75  6.14  6.61  7.16  7.74  8.30  80
85  5.01  5.18  5.39  5.66  6.01  6.46  7.03  7.73  8.54  9.38  85

                MALE(1)/MALE(2) JOINT AND 2/3 ANNUITY
MALE(1) ------------------- MALE(2) AGE ------------------ MALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.88  3.92  3.96  3.99  4.01  4.03  4.04  4.05  4.06  4.06  40
45  3.98  4.04  4.09  4.13  4.17  4.20  4.22  4.24  4.25  4.26  45
50  4.09  4.17  4.24  4.31  4.36  4.41  4.45  4.48  4.50  4.51  50
55  4.21  4.31  4.40  4.50  4.59  4.67  4.73  4.78  4.82  4.84  55
60  4.35  4.46  4.58  4.71  4.85  4.97  5.07  5.16  5.22  5.26  60
65  4.50  4.63  4.78  4.96  5.14  5.32  5.49  5.63  5.74  5.83  65
70  4.67  4.82  5.00  5.22  5.46  5.72  5.98  6.21  6.41  6.56  70
75  4.84  5.02  5.23  5.48  5.78  6.13  6.50  6.86  7.19  7.47  75
80  5.02  5.22  5.46  5.76  6.12  6.55  7.06  7.58  8.10  8.57  80
85  5.20  5.42  5.68  6.02  6.44  6.96  7.60  8.32  9.08  9.82  85


              FEMALE(1)/FEMALE(2) JOINT AND 2/3 ANNUITY
FEMALE(1) ---------------- FEMALE(2) AGE --------------- FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.76  3.79  3.81  3.83  3.85  3.86  3.87  3.87  3.88  3.88  40
45  3.83  3.88  3.92  3.95  3.98  4.00  4.01  4.02  4.03  4.03  45
50  3.92  3.98  4.04  4.09  4.13  4.17  4.19  4.21  4.22  4.23  50

55  4.01  4.09  4.17  4.24  4.31  4.37  4.42  4.45  4.47  4.49  55
60  4.12  4.21  4.31  4.42  4.52  4.61  4.69  4.75  4.79  4.82  60
65  4.24  4.35  4.47  4.60  4.75  4.89  5.02  5.12  5.20  5.26  65
70  4.38  4.50  4.64  4.81  5.00  5.20  5.40  5.59  5.73  5.84  70
75  4.54  4.67  4.84  5.04  5.27  5.54  5.84  6.14  6.40  6.61  75
80  4.72  4.87  5.05  5.28  5.56  5.90  6.30  6.75  7.19  7.58  80
85  4.90  5.07  5.27  5.53  5.85  6.26  6.77  7.39  8.05  8.71  85
PANA+I92                        Page 36 of 37                              10/92

PANORAMA PLUS
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT
Single or Periodic Purchase Payments
Nonparticipating
PAYMENTS AND VALUES PROVIDED BY THE SEPARATE ACCOUNT PORTION OF THIS CONTRACT ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

PANA+I92                        Page 37 of 37                              10/92

C.M. Life Insurance Company
               140 Garden Street
               Hartford, CT 06154

              Participant:
       Certificate Number:
   Certificate Issue Date:
      Annuity Income Date:
                Annuitant:                                Age and Sex:
     Contingent Annuitant:

C.M. Life Insurance Company (Company) has issued a Group Annuity Contract (Contract) to (Contractholder).
This Certificate is subject to the conditions and provisions of the Contract. The Company will pay the benefits provided by the Contract as described in this Certificate.
This Certificate is issued by the Company at its Home Office, 140 Garden
Street, Hartford, Connecticut, 06154, on the Certificate Issue Date.
READ YOUR CERTIFICATE CAREFULLY
           SECRETARY                                  PRESIDENT
REGISTRAR
RIGHT TO EXAMINE CERTIFICATE: This Certificate may be returned to the Company for any reason within fifteen (15) calendar days after the Certificate Issue Date. Upon its return, the Company will refund the Separate Account Balance and/or any Purchase Payments made to the General Account of this Certificate. PANORAMA PLUS
FIXED AND VARIABLE DEFERRED ANNUITY CERTIFICATE
Single or Periodic Purchase Payments
Nonparticipating
PAYMENTS AND VALUES PROVIDED BY THE SEPARATE ACCOUNT PORTION OF THIS CERTIFICATE ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
PANA+C92                                                                   4/92

CERTIFICATE SCHEDULE
--------------------
Revision Date:
CERTIFICATE SPECIFICS
---------------------
        Contract Number:              Certificate Number:
            Participant:
              Annuitant:                                     Age and Sex:
   Contingent Annuitant:
            Beneficiary:

Annuity Option Selected:

--------------------------------------------------------------------------------
INITIAL PURCHASE PAYMENT ALLOCATION
-----------------------------------
Investment Accounts                                              Percentage
-------------------                                              ----------
  General Account
                                                                 ----------
  Separate Account - Sub-Accounts
                                                                 ----------
  Growth Portfolio Sub-Account
                                                                 ----------
  International Equity Sub-Account
                                                                 ----------
  Money Market Sub-Account
                                                                 ----------
  Income Portfolio Sub-Account
                                                                 ----------
  Total Return Sub-Account
                                                                 ----------
  Government Securities Sub-Account
                                                                 ----------

--------------------------------------------------------------------------------
----------------
FEES AND CHARGES
----------------
The current annual Certificate Maintenance Fee is $30. The maximum annual Certificate Maintenance Fee will not exceed $60. The current Mortality and Expense Risk Charge is 1.07% and the current Administrative Expense Charge is
 .07%. The maximum Mortality and Expense Risk Charge will not exceed 1.25% annually, and together with the Administrative Expense Charge, will not exceed 1.5% annually or .004109% daily.

--------------------------------------------------------------------------------

----------------
   Annuity Service Center
   Old State House Station
   P.O. Box 231259
   Hartford, CT 06123
PANA+C92                                                                   4/92

TABLE OF CONTENTS
-----------------

              Page

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              CERTIFICATE

--------------------------------------------------------------------------------
---------------------------------------------------
PART 1        DEFINITIONS...............................................5

--------------------------------------------------------------------------------
---------------------------------------------------
PART 2        INVESTMENT ACCOUNTS.......................................9
General Account
                            General Account Balance
                            Separate Account
Separate Account Balance
Separate Account Valuation
 Accumulation Units
 Accumulation Unit Value
 Net Investment Factor
 Valuation Date
 Valuation Period
Minimum Certification Balance

--------------------------------------------------------------------------------
---------------------------------------------------
PART  3       PURCHASE PAYMENTS.........................................11
Purchase Payment Guidelines
Allocation of Purchase Payments

--------------------------------------------------------------------------------
---------------------------------------------------
PART  4       TRANSFERS.................................................12
Accumulation Period Transfers
Annuity Period Transfers

--------------------------------------------------------------------------------
---------------------------------------------------
PART  5       PARTIAL AND FULL SURRENDERS...............................14
Surrender Guidelines
Partial Surrender
Full Surrender

--------------------------------------------------------------------------------
---------------------------------------------------
PART  6       DEATH BENEFITS............................................15
Death Benefit - Accumulation Period
Death of the Participant
Death of the Annuitant
Death of the Participant/Annuitant
Death Benefit Options
Death of Annuitant - Annuity Period
Beneficiary

--------------------------------------------------------------------------------
---------------------------------------------------
PART 7        FEES AND CHARGES..........................................19
              Certificate Maintenance Fee
              Surrender Charge
              Free Surrender
              Interest Rate Factor Adjustment

PANA+C92                                                                   4/92

--------------------------------------------------------------------------------
PART 8        GENERAL PROVISIONS........................................23
Assignment of the Certificate
Certificate Changes by the Company
Certificate Changes by the Participant
Certificate Termination
Incontestability
Misstatement of Age or Sex
Nonparticipating
Non-Business Days
Regulatory Requirements
Right to Examine Certificate
Voting Rights

--------------------------------------------------------------------------------
---------------------------------------------------
PART 9         ANNUITY PROVISIONS.........................................25
                            Annuity Guidelines
                            Annuity Payments
                            Fixed Annuity
                            Variable Annuity
                            Annuity Units and Payments
                            Annuity Unit Value
                            Annuity Options

--------------------------------------------------------------------------------
---------------------------------------------------
PART 10        ANNUITY RATES...............................................28
                              Annuity Option Rates
PANA+C92                                                                   4/92

PART 1
DEFINITIONS
-----------
ACCUMULATION         The period from the Certificate Issue Date through the day
PERIOD               preceding the the Annuity Income Date.


ACCUMULATION UNIT    A unit of measure used to determine the value of the
                     Participant's interest in a Sub-Account of the Separate
                     Account during the Accumulation Period.

ANNUITANT            The primary person upon whose life the Annuity Income
                     payments are to be made. On or after the Annuity Income
                     Date, the Annuitant shall also include any joint Annuitant.

*ANNUITY INCOME      The date on which the payment of Annuity Income begins. The
DATE                 earliest Annuity Income Date which may be elected is the
                     fifth anniversary of the Certificate Issue Date. The latest
                     Annuity Income Date which may be elected is the Annuitant's
                     85th birthday.

ANNUITY INCOME       The payments that will begin on the Annuity Income Date.
                     The amount of Annuity Income payments will be based on the
                     Certificate Balance and the age(s) and sex(es) of the
                     Annuitant (and joint Annuitant if Annuity Option C or D is elected) as well as on the Annuity Option selected.
ANNUITY OPTIONS      Options available for payment of Annuity Income.
ANNUITY PERIOD       The period which begins on the Annuity Income Date and ends with the last Annuity Income payment.

ANNUITY SERVICE      The office indicated on the Certificate Schedule of this
CENTER               Certificate to which notices, requests and Purchase
                     Payments must be sent. All sums payable by the Company under this Certificate are payable only at the Annuity
                     Service Center.

ANNUITY UNIT         A unit of measure used to determine the amount of each
                     Variable Annuity Income payment.

APPLICATION          The document signed by the Participant that evidences the
                     Participant's application for this Certificate.

*BENEFICIARY         The person(s) designated to receive the Death Benefit
                     provided by this Certificate.

CERTIFICATE          The sum of the General Account Balance and the Separate
BALANCE              Account Balance.

CERTIFICATE ISSUE    The date on which the Certificate becomes effective.
DATE

*As specified in the Application, unless changed by Written Request in accordance with the provisions of this Certificate.
PANA+C92             Page 5 of 37                     4/92

CERTIFICATE YEAR     The first Certificate Year is the annual period which
                     begins on the Certificate Issue Date. Subsequent
                     Certificate Years begin on each anniversary of the Certificate Issue Date.

CONTINGENT           The person designated to receive all the benefits otherwise
ANNUITANT            due the Annuitant if the Annuitant dies before the Annuity
                     Income Date, provided such person is less than 85 years of age on the Annuitant's date of death.

DEATH BENEFIT        The payment(s) that will be made to the Beneficiary upon
                     the death of the Participant or the Annuitant as explained in Part 6 - Death Benefit.

FIVE YEAR PERIOD     Any of the successive five year periods which begin on the date of the initial Purchase Payment to the General
                     Account.

FIXED ANNUITY        An annuity with payments which do not vary as to dollar
                     amount based on investment performance.

GENERAL ACCOUNT      The portion of the Investment Accounts which is credited
                     with the Guaranteed Interest Rate and which is not held as part of a Separate Account.

GENERAL ACCOUNT      The value of the General Account during the Accumulation
BALANCE              Period, determined as described in Part 2 - Investment
                     Accounts.

GUARANTEED           The effective annual interest rate which the Company will
INTEREST RATE        credit on the General Account Balance. The Guaranteed
                     Interest Rate will initially be reset quarterly and will never be less than 3%.

INVESTMENT           The General Account and Separate Account available for
                     allocation of Purchase

                     Payments under this Certificate.

  NET PURCHASE       A Purchase Payment less any Premium Tax.
  PAYMENT
  *PARTICIPANT       The person or entity entitled to the ownership rights
                     stated in the Certificate.
  PREMIUM TAX        A tax imposed by certain states when a Purchase Payment is made, when Annuity Income begins, or when the Certificate
                     is surrendered.
  PURCHASE PAYMENT   A payment made by or on behalf of a Participant with
                     respect to this Certificate.
  *As specified in the Application, unless changed by Written Request in accordance with the provisions of this Certificate.

  PANA+C92           Page 6 of 37                             4/92
  REVISION DATE      The date of any revised Certificate Schedule. A revised
                     Certificate Schedule bearing the latest Revision Date will supersede all previous Certificate Schedules.
  SEPARATE ACCOUNT   The Company's Panorama Plus Separate Account, which
                     consists of assets set aside by the Company the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The assets of the Separate Account will not be charged with liabilities arising out of any other business the Company may conduct.

  SEPARATE ACCOUNT   The value of this Certificate's share of the Separate
  BALANCE            Account during the Accumulation Period, determined as
                     described in Part 2 - Investment Accounts.

  SERIES FUND I      Panorama Series Fund I, Inc., which is a diversified open-
                     end management investment company which offers investment
                     alternatives through a number of separate classes of
                     shares, each referred to as Portfolio and collectively as
                     the Portfolios. Each Portfolio is managed for investment
                     purposes as if it were a separate investment company
                     issuing its own shares.
  SUB-ACCOUNT        Separate Account assets are divided into Sub-Accounts which are listed in the Certificate Schedule. Assets of each Sub-
                     Account will be invested in shares of a corresponding
                     Portfolio of Series Fund I. The Company reserves the right to change investment companies or to substitute other investments for Series Fund I shares in accordance with the applicable provisions of the Investment Company Act of 1940, as amended.

  TREASURY INDEX     The annual interest rates payable on Treasury Securities
  RATES              with 1-year, 2-year, 3-year and 5-year maturities,
                     published weekly by the Federal Reserve. Index Rates for intermediate periods shall be interpolated from the applicable interest rates.

  VALUATION DATE     Every day on which the Company and the New York Stock
                     Exchange ("NYSE") are open for business, except any day on which trading on the NYSE is restricted, or on which an
                     emergency exists, as determined by the Securities and
                     Exchange Commission ("SEC") or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.
  VALUATION PERIOD   The period of time beginning on the day following any
                     Valuation Date and ending on the next Valuation Date. A
                     Valuation Period may be one day or more than one day.
  VARIABLE ANNUITY   An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-
                     Accounts of the Separate Account.
  PANA+C92           Page 7 of 37                 (Rev. 5/96)
  WINDOW PERIOD      The last thirty (30) calendar days of each Five Year
                     Period. During a Window Period, part or all of the General
                     Account Balance may be transferred to any Sub-Account of
                     the Separate Account or surrendered without incurring a
                     Surrender Charge or an Interest Rate Factor Adjustment (See
                     Part 7 - Fees and Charges). Also, part or all of the
                     Separate Account Balance may be surrendered without
                     incurring a Surrender Charge during the Window Period.
  WRITTEN REQUEST    A request in writing, in a form satisfactory to the
                     Company, which is received by the Annuity Service Center.

  PANA+C92           Page 8 of 37                             4/92
  PART 2
  INVESTMENT ACCOUNTS
  -------------------
  GENERAL ACCOUNT
  ---------------
  The General Account is the portion of the Investment Accounts which is credited with the Guaranteed Interest Rate and which is not held as part of a Separate Account. It is part of the general assets of the Company.
  General Account Balance
  -----------------------
  The General Account Balance is equal to the amounts allocated to the General Account under this Certificate (including Net Purchase Payments, transfers in and credited interest) less all withdrawals from the General Account (including any surrenders, transfers out and deductions for fees and charges) on the applicable date. The Company agrees to credit interest to the General Account Balance as follows:
  Prior to the beginning of each calendar quarter, the Company will determine the Guaranteed Interest Rate for the next calendar quarter. The General Account Balance will be credited daily, from day after deposit through day of withdrawal, with the daily equivalent of the Guaranteed Interest Rate for the applicable calendar quarter. This rate will be expressed as an annual effective rate and will never be less than 3%. The Company reserves the right to reset the Guaranteed Interest Rate more or less frequently than quarterly.
SEPARATE ACCOUNT
----------------
The Separate Account is the Company's Panorama Plus Separate Account, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The assets of the Separate Account will not be charged with liabilities arising out of any other business the Company may conduct. The Separate Account assets are divided into Sub-Accounts which are listed in the Certificate Schedule. Assets of each Sub-Account will be invested in shares of a corresponding Portfolio of Series Fund I. The Company reserves the right to eliminate or add Sub-Accounts or to change investment companies or to substitute other investments for Series Fund I shares.
Separate Account Balance
------------------------
The Separate Account Balance will consist of the sum of the value of all Accumulation Units in all Sub-Accounts credited to this Certificate on the applicable Valuation Date.
Separate Account Valuation
--------------------------
Accumulation Units.  Accumulation Units shall be used to account for all amounts
------------------
allocated to or withdrawn from the Separate Account as a result of Purchase Payments, surrenders, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or cancelled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the allocation is made.
PANA+C92                      Page 9 of 37                    4/92
Accumulation Unit Value. The value of an Accumulation Unit in a Sub-Account on
-----------------------
any Valuation Date is the product of (a) and (b).
(a)        The value on the preceding Valuation Date.
(b) The Net Investment Factor for the Sub-Account for the Valuation Period just ended.
Net Investment Factor. The Company calculates the Net Investment Factor
---------------------
for each Sub-Account as follows:
(ENAV + DIV - TAX)/BNAV - CHGS = Net Investment Factor
Where:
(ENAV) ending net asset value, i.e., the net asset value per share of the Sub-Account's investment in the appropriate Portfolio of Series Fund I for the Valuation Period just ended.
           (DIV)     dividends, i.e., any dividend per share declared on
behalf of such Portfolio that has an ex-dividend date within the Valuation Period just ended. This includes both income and capital gain dividends.
           (TAX) taxes, i.e., the reserve for taxes per share on realized and unrealized capital gains or losses of such Portfolio within the Valuation Period just ended (a negative number represents a tax credit).
           (BNAV) beginning net asset value, i.e., the net asset value per share of the Sub-Account's investment in such Portfolio of the Series Fund I at the beginning of the Valuation Period just ended.
           (CHGS) applicable charges, i.e., the accumulated Mortality and Expense Risk Charge and Administrative Expense Charge for each day in the Valuation Period just ended (specified in the Certificate Schedule).
Valuation Date. A Valuation Date shall be every day on which the Company and the
--------------
New York Stock Exchange ("NYSE") are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.
Valuation Period. The period of time beginning on the day following
----------------
any Valuation Date and ending on the next Valuation Date. A Valuation Period may be one day or more than one day.
MINIMUM CERTIFICATE BALANCE
---------------------------
A minimum Certificate Balance of $250 must be maintained during the Accumulation Period. If the Participant fails to maintain the minimum Certificate Balance, the Company will terminate the Certificate, and return the Certificate Balance, minus any applicable fees and charges, to the Participant (See Part 7 - Fees and Charges).
PANA+C92                        Page 10 of 37                 4/92
PART 3
PURCHASE PAYMENTS
-----------------
PURCHASE PAYMENT GUIDELINES
---------------------------
During the Accumulation Period and before a Death Benefit has become payable, the Company will accept Purchase Payments at the Annuity Service Center subject to the following:
1. For Annuitants who are younger than age 76 as of the Certificate Issue Date: the initial Purchase Payment must be at least $500; any one subsequent Purchase Payment must be at least $100; and cumulative Purchase Payments may not exceed $1,000,000; or
2.         For Annuitants who are age 76 or older as of the Certificate Issue
Date: the initial Purchase Payment must be at least $500; any one subsequent Purchase Payment must be at least $100; and cumulative Purchase Payments may not exceed $500,000.
3. Except during the Window Period when no limits are applicable, the General Account Purchase Payments for any Certificate Year after the first Certificate Year are limited to the greater of: (a) 125% of average annual Purchase Payments made to the General Account during the prior five (5) full Certificate Years (or all years if less than five (5)); or (b) $1,000.
ALLOCATION OF PURCHASE PAYMENTS
-------------------------------
Purchase Payments will be allocated to the General Account and/or any Sub-Account(s) of the Separate Account (See Part 2 Investment Accounts) in accordance with the initial allocation specified in the Application. If the Participant fails to specify how Purchase Payments are to be allocated, the Purchase Payment(s) cannot be accepted. Allocation changes for subsequent Purchase Payments may be made by Written Request of the Participant. Allocation changes will apply to Purchase Payments received with the Written Request, and thereafter. If the Application is properly completed and can be accepted in the form received, any initial Net Purchase Payment will be credited to the Certificate Balance within two (2) business days after the later of receipt of the Application or receipt of the initial Purchase Payment at the Annuity Service Center. Additional Purchase Payments allocated to the Separate Account will be credited to the Certificate and added to the Certificate Balance as of the Valuation Period when they are received. Purchase Payments allocated to the General Account will be credited with interest from the day after deposit. Allocation of a Purchase Payment which is derived, all or in part, from any amount paid by check or draft may be postponed until such time as the Company determines that such instrument has been honored.
PANA+C92                     Page 11 of 37                    4/92
PART 4
TRANSFERS
---------
No fee is currently imposed on transfers. The Company reserves the right to charge such a fee in the future, and to otherwise restrict the transfer privilege in any way or eliminate it entirely.
ACCUMULATION PERIOD TRANSFERS
-----------------------------
During the Accumulation Period, the Participant or the Beneficiary (if a Death Benefit has become payable) may elect to make transfers among the Sub-Accounts and the General Account. Such transfers shall be made upon Written Request and are subject to the following:
1. The minimum transfer amount to or from the General Account and/or any Sub-Account will be $100; and
2. The General Account and the Money Market Sub-Account are Competing Accounts. Transfers between these Competing Accounts will not be permitted unless the transfer is requested during the Window Period. For a period of ninety (90) calendar days following a transfer from one Competing Account, no transfer can be made to the other Competing Account. For a period of ninety (90) calendar days following a transfer to one Competing Account, no transfer can be made from the other Competing Account; and
3. Except during the Window Period, the total of all transfers to or from the General Account during any Certificate Year are limited to the greater of: (a) 15% of the General Account Balance as of the end of the immediately preceding Certificate Year, or (b) $1,000.
ANNUITY PERIOD TRANSFERS
------------------------
During the Annuity Period, the Participant may, upon Written Request, elect to transfer a portion of any Sub-Account of the Separate Account to any other Sub-Account(s) of the Separate Account once during any Certificate Year. Transfers to or from the General Account are not permitted during the Annuity Period. The Company will process transfers based on the calculations outlined below.
1. Determine the number of units to be transferred from the Sub-Account as follows: = AT/AUV1
2. Determine the number of Annuity Units remaining in such Sub-Account (after the transfer): = UNIT1 - AT/AUV1
3. Determine the number of Annuity Units in the transferee Sub-Account (after the transfer): = UNIT2 + AT/AUV2
4. Subsequent annuity payments will reflect the changes in Annuity Units in each Sub-Account as of the next Annuity Income payment's due date.
PANA+C92                    Page 12 of 37                     4/92
Annuity Period Transfers (cont)
Where:
(AUV1) is the Annuity Unit Value of the Sub-Account that the transfer is being made from as of the next annuity payment's due date.
(AUV2) is the Annuity Unit Value of the Sub-Account that the transfer is being made to as of the next annuity payment's due date.
(UNIT1)              is the number of units in the Sub-Account that the transfer is being made from, before the transfer.
(UNIT2)              is the number of units in the Sub-Account that the transfer is being made to, before the transfer.
(AT)                 is the dollar amount being transferred from the
Sub-Account.
PANA+C92                       Page 13 of 37                  4/92
          PART 5
PARTIAL AND FULL SURRENDERS
---------------------------
SURRENDER GUIDELINES
--------------------
During the Accumulation Period, the Company will process all Written Requests for Partial and/or Full Surrenders subject to the following:
1. Such request is received by the Company before a Death Benefit has become payable; and
2. the deduction of any applicable Surrender Charge, Interest Rate Factor Adjustment, Certificate Maintenance Fee, and applicable premium taxes (See Part 7 - Fees and Charges). Any Interest Rate Factor Adjustment imposed on a surrender will be imposed only on the amount of the General Account Balance subject to surrender.

The Company will process all Partial and Full Surrender requests within seven
(7) calendar days following receipt by the Annuity Service Center of the Participant's Written Request, except as follows:
1.         General Account.  The Company reserves the right to defer payment of
           ---------------
any surrender from the General Account for up to six (6) months.
2.         Separate Account. The Company reserves the right to defer the payment
           ----------------
of any surrender from the Separate Account as permitted by the Investment Company Act of 1940, as amended.
A Purchase Payment amount is not available to satisfy a Written Request for surrender until the check or other instrument by which the Purchase Payment was made has been honored.
PARTIAL SURRENDER
-----------------
The Participant may elect a Partial Surrender from the General Account and/or any Sub-Account subject to the following conditions:
1.         the Partial Surrender is for at least $100; and
2.         the Certificate Balance is at least $250 after any Partial Surrender.
The Participant must specify the Investment Account or Sub-Account from which surrendered amounts should be taken. The Surrender Charge, if any, shall be allocated among the General Account and/or any Sub-Account in the same manner as the Partial Surrender amount.
FULL SURRENDER
--------------
The Participant may elect a Full Surrender of the entire Certificate Balance which will be in full settlement of the Company's liability to the Participant under the Contract and this Certificate. The Company may require that this Certificate be returned to the Annuity Service Center upon a Full Surrender.
PANA+C92                   Page 14 of 37                      4/92
PART 6
DEATH BENEFIT
-------------
DEATH BENEFIT DURING THE ACCUMULATION PERIOD
--------------------------------------------
If the Annuitant or Participant dies prior to the Annuity Income Date, a Death Benefit will be paid to the Beneficiary upon receipt at the Annuity Service Center of proof of death. If, however, the Annuitant dies before the Participant and there is a Contingent Annuitant who is less than eighty-five (85) years of age on the Annuitant's date of death, and the Participant is a natural person, then no Death Benefit is payable, and the Certificate will continue in force, with the Contingent Annuitant as the Annuitant. The Death Benefit is payable upon receipt of proof of death, as well as proof that death occurred during the Accumulation Period. Payments under a Death Benefit Option are determined at the time of payment and shall be based on (a) or (b):
(a) the greater of the Certificate Balance or the Purchase Payments less any prior withdrawals and charges if the deceased Annuitant or Participant was a natural person less than age 75 at death.
(b)        the Certificate Balance, for all other Annuitants or Participants.
No Surrender Charge, Interest Rate Factor Adjustment, or Certificate Maintenance Fee shall apply with respect to any Death Benefit Option. Payment of the Death Benefit will be in full settlement of the Company's liability under this Certificate.
DEATH OF THE PARTICIPANT
------------------------
If the Participant and the Annuitant are not the same person and the Participant dies before the Annuitant and prior to the Annuity Income Date, one of the following provisions will apply:
           1. If the Participant's spouse is the Beneficiary and survives the Participant, the spouse may select Death Benefit Option A, B or C within one year after the Participant's death. If the surviving spouse does not make a selection within one year after the Participant's death, the surviving spouse will become the Participant.
           2. If the Beneficiary is a natural person other than the Participant's spouse, the Beneficiary may select Death Benefit Option B or C within one year after the Participant's death. If no selection is made within one year after the Participant's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.
           3. If the Beneficiary is not a natural person, it may select Death Benefit Option B or D within one year after the Participant's death.
           4.        If no Beneficiary survives the Participant, the
Annuitant shall be deemed to be the Beneficiary and (1) or (2) above shall apply. If no selection is made within one year after the Participant's death, the Death Benefit will be paid in a single sum at that time.
PANA+C92                      Page 15 of 37                   4/92
DEATH OF THE ANNUITANT
----------------------
If the Participant and the Annuitant are not the same person and the Annuitant dies before the Participant and prior to the Annuity Income Date, and there is no Contingent Annuitant younger than age 85, or if the Participant is not a natural person, the following provision applies:
1. The Beneficiary, if a natural person, may select Death Benefit Option E or F within one year after the Annuitant's death. If no selection is made within one year after the Annuitant's death, the Death Benefit will be paid in a single sum to the Beneficiary at that time.
2. If the Beneficiary is not a natural person, it may select only Death Benefit Option D or E within one year after the Annuitant's death. If no selection is made within one year after the Annuitant's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.

3. If no Beneficiary survives the Annuitant, the Participant shall be deemed the Beneficiary and (1) or (2) above shall apply.
DEATH OF THE PARTICIPANT/ANNUITANT
----------------------------------
If the Participant and the Annuitant are the same person and the Participant/Annuitant dies before the Annuity Income Date, one of the following provisions apply:
1. If the Participant/Annuitant's spouse is the Beneficiary, the surviving spouse may select Death Benefit Option B, C or G within one year after the Participant/Annuitant's death. If no selection is made within one year after the Participant/Annuitant's death, the surviving spouse will become the Participant and Annuitant under the Certificate.
2. If the Beneficiary is a natural person other than the Participant/Annuitant's spouse, the Beneficiary may select Death Benefit Option B or C within one year of the Participant/Annuitant's death. If no selection is made within one year after the Participant's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.
3. If the Beneficiary is not a natural person, it may select Death Benefit Option B or D within one year after the Participant's death.
4. If no Beneficiary survives the Participant/Annuitant, the Death Benefit will be paid in a single sum to the Participant/Annuitant's estate within five (5) years of the date of death. If no selection is made within one year after the Participant's death, the Death Benefit will be paid in a single sum at that time.
PANA+C92                  Page 16 of 37                       4/92
DEATH BENEFIT OPTIONS
---------------------
Life expectancy for purposes of these Death Benefit Options will be determined from the tables in the Regulations under Section 72 of the Internal Revenue Code. The following Death Benefit Options are available:
Death Benefit Option A - To become the Participant.
----------------------
Death Benefit Option B - To receive the Death Benefit as a single sum within one
----------------------
year after the Participant's death.
Death Benefit Option C - To receive the Death Benefit under any Annuity Option
----------------------
offered in this Certificate, provided the entire Death Benefit is distributed:
1.         Within five (5) years of the date of death; or,
2.         Over a period not extending beyond the life expectancy of the
Beneficiary; or,
3.         Over the life of the Beneficiary.
If the Death Benefit is to be paid under (2) or (3), the first installment payment must be made within one year after the Participant's death.
Death Benefit Option D - To receive the Death Benefit under any Annuity Option
----------------------
offered in this Certificate, provided the entire Death Benefit is distributed within five (5) years of the date of death.
Death Benefit Option E - To receive the Death Benefit as a single sum within one
----------------------
year after the Annuitant's death.
Death Benefit Option F - To receive the Death Benefit under any Annuity Option
----------------------
offered in the Certificate, provided the Death Benefit is distributed:
1.         Over a period not extending beyond the life expectancy of the
Beneficiary; or,
2.         Over the life of the Beneficiary.
The first installment payment must be made within one year after the Annuitant's death.
Death Benefit Option G - To become the Participant and Annuitant under the
----------------------
Certificate, just as if the Beneficiary had always been the Participant and Annuitant.
DEATH OF THE ANNUITANT DURING ANNUITY PERIOD
--------------------------------------------
The Death Benefit payable if the Annuitant dies on or after the Annuity Income Date, if any, depends on the Annuity Option in effect on the date of death of the Annuitant. Any remaining payments will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If a Beneficiary dies while receiving such benefits, the balance of the benefits, if any, will be paid in a single sum to the estate of the Beneficiary. If no Beneficiary survives the Annuitant, the benefits, if any, will be paid in a single sum to the estate of the last Annuitant to die.
PANA+C92                     Page 17 of 37                    4/92
BENEFICIARY
-----------
One or more Beneficiaries may be designated to receive benefits concurrently, contingently or successively upon the death of the Participant and/or the Annuitant. The Beneficiary designation in the Application will remain in effect until changed. The Participant may change the designated Beneficiary before a Death Benefit has become payable, upon Written Request. The change will take effect as of the date the Participant signs the Written Request; however, the change is subject to any payments made or actions taken by the Company prior to its receipt of such Written Request. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. If an irrevocable Beneficiary dies, the Participant may then designate a new Beneficiary.
On or after receipt of proof of death at the Annuity Service Center, the Beneficiary shall have the exclusive right to: 1) appoint a contingent Beneficiary to succeed to the interest of the Beneficiary in the event of the Beneficiary's death; and 2) make transfers under the Certificate.
PANA+C92                     Page 18 of 37                    4/92
PART 7
FEES AND CHARGES
----------------
CERTIFICATE MAINTENANCE FEE
---------------------------

An annual Certificate Maintenance Fee is deducted from the Certificate Balance on the last day of each Certificate Year during the Accumulation Period and upon Full Surrender of the Certificate. The annual Certificate Maintenance Fee will not exceed $60. The Certificate Maintenance Fee will be deducted prorata from the Sub-Accounts in the Separate Account and the General Account, in the same proportion that the amount of Certificate Balance in each Sub-Account and the General Account bears to the total Certificate Balance.

SURRENDER CHARGE
----------------
During the first five (5) Certificate Years, a 5% Surrender Charge will be imposed on each Partial or Full Surrender; no Surrender Charge will be imposed on or after the fifth anniversary of the Certificate Issue Date. The Surrender Charge will be deducted from the Certificate Balance pursuant to this Part as of the date of receipt of Written Request for such Surrender. In the case of a Partial Surrender, the Surrender Charge will be deducted from the Certificate Balance remaining after payment of the requested surrender amount, or from the amount paid if sufficient balances do not remain in the Sub-Account(s) or General Account to which the surrender is allocated.
The Partial Surrender Charge formula is as follows:
           (PS - FREE) x 5% / (95%) = PSC, but not less than zero
The Full Surrender Charge formula is as follows:
           (FS - FREE) x 5% = FSC
where:
(PS)       is the Partial Surrender Amount.
(FS)       is the Full Surrender Amount.
(FREE)     is the Free Surrender Amount.
(PSC)      is the Partial Surrender Charge Amount
(FSC)      is the Full Surrender Charge Amount
A Surrender Charge will not apply to:
           1.        cancellation during the Right to Examine Certificate
                     period;
           2.        Full Surrender of the Certificate on the Annuity Income
                     Date;
           3.        Partial or Full Surrenders during the Window Period;
           4.        the Death Benefit; or
           5.        a Free Surrender Amount.
PANA+C92                   Page 19 of 37                      4/92
FREE SURRENDER
--------------
Beginning in the second Certificate Year, the Participant is entitled to an annual Free Surrender Amount which is exempt from a Surrender Charge and any applicable Interest Rate Factor Adjustment. The Free Surrender Amount will be allocated among the General Account and/or Sub-Accounts in the same proportions as the Partial or Full Surrender amount. The Free Surrender Amount equals 10% of the Certificate Balance as of the end of the immediately preceding Certificate Year. Any amount surrendered during the year in excess of this 10% amount will be subject to a Surrender Charge and any applicable Interest Rate Factor Adjustment.
INTEREST RATE FACTOR ADJUSTMENT
-------------------------------
Except during the Window Period, an Interest Rate Factor Adjustment will be deducted from or added to the General Account:
(a) upon Partial and/or Full Surrender of the Certificate during the Accumulation Period;
(b) to the extent the General Account Balance is applied to purchase a Variable Annuity on the Annuity Income Date.
The Interest Rate Factor Adjustment will reflect the relationship between 1) the weighted average of Treasury Index Rates corresponding to Purchase Payments and transfers into the General Account during the current Five Year Period (as adjusted for Partial Surrenders or transfers out of the General Account), 2) the Treasury Index Rate which would be applicable during the time remaining in the Five Year Period. The Interest Rate Factor Adjustment formula includes a set percentage factor (.30%) designed to compensate the Company for certain expenses and losses that might be incurred as a direct or indirect result or consequence of surrenders. In general, if the weighted average of Treasury Index Rates corresponding to Purchase Payments and transfers during the current Five Year Period is lower than the Treasury Index Rate which would be applicable during the time remaining in the current Five Year Period, (or exceeds such rate by less than .30%) then the application of the Interest Rate Factor Adjustment will result in a negative adjustment.
The Partial Surrender Interest Rate Factor Adjustment Formula is:
           (1 - 1/IRF) x (GAPS - GAF + GAPSC) = IRFA
The Full Surrender Interest Rate Factor Adjustment Formula is:
           (IRF - 1) x (GAFS - GAF) = IRFA
PANA+C92                   Page 20 of 37                      4/92
Interest Rate Factor Adjustment (cont)
where:
          (GAPS)   is the General Account Partial Surrender Amount
          (GAFS)   is the General Account Full Surrender Amount
          (GAF)    is the General Account Free Surrender Amount
          (GAPSC) is the General Account portion of the Partial Surrender Charge Amount determined as follows:
                GAPSC = (GAPS - GAF) X 5% / 95%, but not less than zero.
                            (IRF)       is the Interest Rate Factor
                            (IRFA)      is the Interest Rate Factor Adjustment
In the event of a Partial Surrender, there is no Interest Rate Factor Adjustment if the General Account Free Surrender Amount exceeds the General Account portion of such Partial Surrender.
Interest Rate Factor
--------------------
The Interest Rate Factor is determined by the following formula:
                                                     (N/12)
                      (1 + Ta)
                      -------------------  =  IRF
                                   (N/12)
                      (1.003 + Tb)
where:
(Ta) is the weighted average of the Treasury Index Rates which correspond to the Purchase Payments and/or transfers allocated to the General Account during the current Five Year Period. The Treasury Index Rate corresponding to each such allocation is determined by the number of full years and fractions thereof (but not less than one year) remaining from the date of the allocation until the end of the current Five Year Period. For purposes of determining the average of these rates, each Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any Partial Surrenders and/or transfers from the General Account subsequent to such allocation). The General Account Balance at the beginning of any Five Year Period will be treated as a new allocation for purposes of this calculation.
PANA+C92                     Page 21 of 37                    4/92
Interest Rate Factor (cont)
Each allocation made prior to a Partial Surrender and/or transfer from the General Account (other than the current surrender) shall be adjusted by multiplying such allocation by the following fraction:
1 - PS/GAB
Where:
(PS) is the amount of the Partial Surrender and/or transfer from the General Account made subsequent to the allocation.
(GAB) is the beginning General Account Balance on the date of such Partial Surrender and/or transfer from the General Account.
(Tb) is the Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than one year) remaining in the current Five Year Period on the date of the Partial or Full Surrender.
(N) is the number of whole months remaining in the current Five Year Period as of the date of the Partial or Full Surrender (rounded down).
              (IRF)                        is the Interest Rate Factor.
PANA+C92                   Page 22 of 37                      4/92
PART 8
GENERAL PROVISIONS
------------------
ASSIGNMENT OF THE CERTIFICATE
-----------------------------
A Written Request specifying the terms of an assignment of this Certificate must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in this Certificate by assignment, agreement, or otherwise.
The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the Death Benefit has become payable will be valid only with Company consent.
If this Certificate is assigned, the Participant's rights may only be exercised with the consent of the assignee of record.
CERTIFICATE CHANGES BY THE COMPANY
----------------------------------
The Company reserves the right to amend this Certificate to meet the requirements of any applicable federal or state laws or regulations, or as otherwise provided in this Certificate. The Company will notify the Participant in writing of such amendments. Any changes to this Certificate by the Company must be signed by an authorized officer of the Company. Agents of the Company have no authority to alter or modify any of the terms, conditions, agreements of this Certificate, or to waive any of its provisions.
CERTIFICATE CHANGES BY THE PARTICIPANT
--------------------------------------
With the consent of the Company, the Participant may, by Written Request:
1.         change the Participant;
2. change the Annuity Income Date and/or the Annuity Option at any time up to thirty (30) calendar days before the current Annuity Income Date, provided the Annuitant is then living;

3.         change the Beneficiary, as provided in Part 6 - Death Benefit.
A change of Participant or of Annuity Income Date will take effect on the date the Written Request is received.
CERTIFICATE TERMINATION
-----------------------
This Certificate will terminate upon the occurrence of any of the following events:

           1.      the date of the last Annuity Income payment;
           2.      the date payment is made of the Certificate Balance;
PANA+C92                   Page 23 of 37            4/92
Certificate Termination (cont)
           3.      the date of the last Death Benefit payment to the last
                   Beneficiary;
           4. the date the Certificate is returned under the Right to Examine Certificate provision; or
           5. failure to maintain the required Minimum Certificate Balance as defined in Part 2 - Investment Accounts.
INCONTESTABILITY
----------------
The Company shall not contest the validity of this Certificate.
MISSTATEMENT OF AGE OR SEX
--------------------------
If the Annuitant's age or sex has been incorrectly stated, the Annuity Income payable will be that which the Certificate Balance, reduced by any applicable Premium Tax, would have purchased at the correct age and sex. After correction, the Annuitant will receive the sum of any underpayments made by the Company within thirty (30) calendar days. The amount of any overpayments made by the Company will be charged against the payment(s) following the correction. NONPARTICIPATING
----------------
This Certificate is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on this Certificate.
NON-BUSINESS DAYS
-----------------
If the due date for any activity required by the Certificate falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.
REGULATORY REQUIREMENTS
-----------------------
All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits required by the laws and regulations of the state in which the Certificate is delivered.
RIGHT TO EXAMINE CERTIFICATE
----------------------------
No Surrender Charge, Interest Rate Factor Adjustment, Certificate Maintenance Fee, or Premium Tax will be applied if the Participant returns the Certificate for cancellation during the first fifteen (15) calendar days following the Certificate Issue Date. The Company will refund the Separate Account Balance and/or any Purchase Payments made to the General Account upon return of this Certificate.
VOTING RIGHTS
-------------
To the extent required to permit this Certificate to qualify under the Investment Company Act of 1940 (and any subsequent amendments), the Participant has the right to instruct the Company how to vote the shares of a Portfolio relating to a Sub-Account in which Purchase Payments are invested.
PANA+C92                Page 24 of 37                4/92
PART 9
ANNUITY PROVISIONS
------------------
ANNUITY GUIDELINES
------------------
Once the Certificate reaches the Annuity Income Date, the following guidelines apply:
1. The Participant may elect to have the Certificate Balance applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. If a combination is elected, the Participant must specify what part of the Certificate Balance is to be applied to the Fixed and Variable options. Annuity Option E is not available as a Variable Annuity.
2. The amount applied to an Annuity Option on the Annuity Income Date, excluding any Death Benefit proceeds applied to an Annuity Option, is equal to the sum of: (1) the General Account Balance adjusted by the Interest Rate Factor Adjustment to the extent the General Account Balance is applied to purchase a Variable Annuity and (2) the Separate Account Balance; minus any applicable Premium Tax.
3. The minimum amount that may be applied under any Annuity Option, and the minimum periodic Annuity Income payment allowed, are the most recently published minimums designated by the Company for this purpose.
ANNUITY PAYMENTS
----------------
The Company will pay an Annuity Income beginning on the Annuity Income Date, provided no Death Benefit has become payable and the Participant has by Written Request selected an available Annuity Option and payment schedule. Except as otherwise agreed to by the Participant and the Company, Annuity Income payments will be payable monthly. The Annuity Option and frequency of Annuity Income payments may not be changed after Annuity Income payments begin. Unless the Participant specifies otherwise, the payee of the Annuity Income shall be the applicable Annuitant. If no Annuity Option has been chosen at least thirty (30) calendar days before the Annuity Income Date, the Company will make payments to the Annuitant under Option B, with 120 monthly payments guaranteed. Unless specified otherwise, the Separate Account Balance shall be used to provide a Variable Annuity and the General Account Balance shall be used to provide a Fixed Annuity. If the amount of the Annuity Income will depend on the age or sex of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's (or Joint Annuitant's, if any) age and sex. The Company reserves the right to delay Annuity Income payments until acceptable proof is received.
FIXED ANNUITY
-------------
A Fixed Annuity provides for payments which do not fluctuate based on investment performance.

The Fixed Annuity shall be determined by applying the Annuity Purchase Rates set forth in the Fixed Annuity Rate Tables in Part 10 to the portion of the Certificate Balance allocated to the Fixed Annuity Option selected by the Participant.
PANA+C92                   Page 25 of 37               4/92
VARIABLE ANNUITY
----------------
A Variable Annuity provides for payments which may fluctuate based on the investment performance of the Separate Account Sub-Account. Variable Annuity payments will be based on the allocation of the Certificate Balance among the Sub-Accounts.
Annuity Units and Payments. The dollar amount of each Variable Annuity payment
--------------------------
depends on the number of Annuity Units credited to that Annuity Option, and the value of those Units. The number of Annuity Units is determined as follows:
1. The number of Annuity Units credited in each Sub-Account will be determined by dividing the product of the portion of the Certificate Balance to be applied to the Sub-Account and the Annuity Purchase Rate by the value of one Annuity Unit in that Sub-Account on the Annuity Income Date. The purchase rates are set forth in the Variable Annuity Rate Tables in Part 10 of this Certificate.
2. For each Sub-Account, the amount of each Annuity Income payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit Value on the payment date. The amount of each payment may vary.
Annuity Unit Value. The value of an Annuity Unit in a Sub-Account on any
------------------
Valuation Date is determined as follows:
1. The Net Investment Factor for the Valuation Period (for the appropriate Annuity Income payment frequency) just ended is multiplied by the value of the Annuity Unit for the Sub-Account on the preceding Valuation Date.
2. The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding Valuation Date. Interest is based on an effective annual rate of 4%. ANNUITY OPTIONS
---------------
The Participant may choose periodic fixed and/or variable Annuity Income payments under any one of the Annuity Options described below, except Option E, which shall be available as a Fixed Annuity only. The Company may consent to other plans of payment before the Annuity Income Date.
The following Annuity Options are available:
Annuity Option A - Life Income
----------------
Periodic payments will be made as long as the Annuitant lives.
Annuity Option B - Life Income with Period Certain
----------------
Periodic payments will be made for a guaranteed period, or as long as the Annuitant lives, whichever is longer. The guaranteed period may be five (5), ten
(10) or twenty (20) years.

PANA+C92                   Page 26 of 37               4/92
Annuity Option (cont)
Annuity Option C - Joint and Last Survivor Payments Periodic payments will be
-----------------
made during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant.
Annuity Option D - Joint and 2/3 Survivor Annuity Periodic payments will be made
----------------
during the joint lifetime of two Annuitants. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the annuity payment (or Units) in effect during the joint lifetime. Annuity Option E - Period Certain
----------------
(Available as a Fixed Annuity only)
Periodic payments will be made for a specified period.
The specified period must be at least five (5) years and cannot be more than thirty (30) years.
Annuity Option F - Special Income Settlement Agreement
----------------
The Company will pay the proceeds in accordance with terms agreed upon in writing by the Participant and the Company.
PANA+C92                   Page 27 of 37               4/92
PART 10
ANNUITY RATES
-------------
FIXED ANNUITY RATES
-------------------
Notes to Tables
---------------
Table 1    Annuity Options A and B
Table 2    Annuity Option C
Table 3    Annuity Option D
Table 4    Annuity Option E
Note 1: If the single premium immediate annuity rates offered by the Company and designated by the Company for this purpose on the Annuity Income Date are more favorable than the minimum guaranteed rates used to develop Tables 1, 2, 3 or 4, those rates will be used.
Note 2: The 1983 Table "a" mortality table, projected to the year 2015 with Projection Scale G, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 40%/60% male/female weighting.
Note 3: The Annuity Option rates shown in Tables 1, 2, 3, and 4 are based on an effective annual interest rate of 3%.

Note 4: Rates will be determined based on the actual age(s) of Annuitant(s), in completed years and months, as of the Annuity Income Date. The tables below show Annuity Option rates for completed years; rates for intermediate actual ages will be based on straight line interpolation between the completed years rates for the next higher and lower completed years.
Note 5: The purchase rate for any age or combination of ages not shown in the above tables will be calculated on the same basis as the payments for those shown and may be obtained by Written Request.

PANA+C92                          Page 28 of 37                            4/92

                              FIXED ANNUITY RATES
                            TABLE 1 - OPTIONS A & B
                          MONTHLY PAYMENT PER $1,000
------------Male-----------------     --------------Female---------------
     Life  5 Yrs.  10 Yrs. 20 Yrs.    Life  5 Yrs.  10 Yrs. 20 Yrs.
Age  Only    C&L     C&L     C&L      Only    C&L     C&L     C&L     Age
50   3.94   3.93    3.91    3.84      3.64   3.64    3.63    3.60     50
51   4.00   3.99    3.97    3.89      3.69   3.69    3.68    3.64     51
52   4.07   4.06    4.04    3.94      3.74   3.74    3.73    3.69     52
53   4.13   4.13    4.10    4.00      3.80   3.79    3.78    3.74     53
54   4.21   4.20    4.17    4.06      3.85   3.85    3.84    3.79     54
55   4.29   4.28    4.25    4.11      3.92   3.91    3.90    3.84     55
56   4.37   4.36    4.32    4.17      3.98   3.98    3.96    3.90     56
57   4.45   4.44    4.40    4.23      4.05   4.04    4.03    3.95     57
58   4.54   4.53    4.49    4.30      4.12   4.11    4.10    4.01     58
59   4.64   4.63    4.58    4.36      4.20   4.19    4.17    4.07     59
60   4.74   4.73    4.67    4.42      4.28   4.27    4.25    4.13     60
61   4.85   4.84    4.77    4.49      4.36   4.35    4.33    4.20     61
62   4.97   4.95    4.88    4.56      4.45   4.44    4.41    4.27     62
63   5.10   5.07    4.99    4.62      4.55   4.54    4.50    4.33     63
64   5.23   5.20    5.11    4.69      4.65   4.64    4.60    4.40     64
65   5.37   5.34    5.23    4.75      4.76   4.75    4.70    4.47     65
66   5.53   5.49    5.35    4.82      4.88   4.86    4.81    4.55     66
67   5.69   5.64    5.49    4.88      5.00   4.98    4.92    4.62     67
68   5.86   5.81    5.63    4.94      5.13   5.11    5.04    4.69     68
69   6.05   5.98    5.77    5.00      5.28   5.25    5.17    4.76     69
70   6.25   6.17    5.92    5.06      5.43   5.40    5.30    4.83     70
71   6.45   6.36    6.07    5.11      5.60   5.56    5.44    4.90     71
72   6.67   6.56    6.23    5.16      5.77   5.73    5.59    4.97     72
73   6.91   6.78    6.39    5.21      5.97   5.92    5.75    5.03     73
74   7.16   7.00    6.56    5.25      6.18   6.11    5.91    5.09     74
75   7.42   7.24    6.72    5.29      6.40   6.33    6.08    5.15     75
76   7.71   7.49    6.90    5.33      6.64   6.55    6.26    5.20     76
77   8.01   7.76    7.07    5.36      6.90   6.79    6.44    5.25     77
78   8.34   8.04    7.24    5.38      7.17   7.04    6.63    5.29     78
79   8.69   8.33    7.42    5.41      7.47   7.31    6.82    5.32     79
80   9.06   8.64    7.59    5.43      7.79   7.59    7.01    5.36     80
PANA+C92                   Page 29 of 37            4/92
                              FIXED ANNUITY RATES
                              TABLE 2 - OPTION C
                          MONTHLY PAYMENT PER $1,000
                    MALE/FEMALE JOINT AND SURVIVOR ANNUITY
MALE------------------------------FEMALE AGE--------------------------------MALE
AGE    40     45     50     55     60     65     70     75     80     85     AGE
40    3.11   3.18   3.24   3.30   3.34   3.38   3.40   3.42   3.43   3.44    40
45    3.15   3.24   3.33   3.41   3.48   3.54   3.58   3.61   3.63   3.65    45
50    3.18   3.29   3.41   3.52   3.63   3.72   3.79   3.84   3.88   3.90    50
55    3.21   3.33   3.48   3.63   3.77   3.91   4.02   4.11   4.18   4.22    55
60    3.22   3.36   3.53   3.71   3.91   4.10   4.28   4.43   4.55   4.63    60
65    3.24   3.39   3.57   3.78   4.02   4.28   4.55   4.79   4.99   5.14    65
70    3.24   3.40   3.59   3.83   4.11   4.44   4.79   5.16   5.50   5.77    70
75    3.25   3.41   3.61   3.86   4.17   4.55   5.00   5.51   6.01   6.47    75
80    3.25   3.42   3.62   3.88   4.21   4.64   5.16   5.80   6.51   7.22    80
85    3.25   3.42   3.63   3.90   4.24   4.69   5.27   6.03   6.94   7.94    85
              MALE(1)/MALE(2) JOINT AND SURVIVOR ANNUITY

MALE(1)----------------------MALE(2) AGE-------------------MALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.17  3.24  3.29  3.33  3.37  3.40  3.41  3.43  3.44  3.44  40
45  3.24  3.32  3.40  3.47  3.53  3.57  3.60  3.63  3.64  3.65  45
50  3.29  3.40  3.51  3.61  3.70  3.77  3.83  3.87  3.89  3.91  50
55  3.33  3.47  3.61  3.75  3.89  4.00  4.09  4.16  4.21  4.24  55
60  3.37  3.53  3.70  3.89  4.07  4.25  4.40  4.52  4.60  4.66  60
65  3.40  3.57  3.77  4.00  4.25  4.50  4.73  4.93  5.09  5.20  65
70  3.41  3.60  3.83  4.09  4.40  4.73  5.08  5.40  5.67  5.88  70
75  3.43  3.63  3.87  4.16  4.52  4.93  5.40  5.87  6.31  6.67  75
80  3.44  3.64  3.89  4.21  4.60  5.09  5.67  6.31  6.96  7.57  80
85  3.44  3.65  3.91  4.24  4.66  5.20  5.88  6.67  7.57  8.48  85
                FEMALE(1)/FEMALE(2) JOINT AND SURVIVOR ANNUITY FEMALE(1)------------------FEMALE(2) AGE------------------FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.06  3.11  3.15  3.19  3.21  3.23  3.24  3.25  3.25  3.25  40
45  3.11  3.19  3.25  3.30  3.34  3.37  3.39  3.40  3.41  3.42  45
50  3.15  3.25  3.34  3.42  3.49  3.54  3.58  3.60  3.62  3.63  50
55  3.19  3.30  3.42  3.54  3.64  3.73  3.79  3.84  3.87  3.89  55
60  3.21  3.34  3.49  3.64  3.79  3.93  4.05  4.13  4.19  4.23  60
65  3.23  3.37  3.54  3.73  3.93  4.13  4.32  4.47  4.59  4.66  65
70  3.24  3.39  3.58  3.79  4.05  4.32  4.60  4.86  5.06  5.21  70
75  3.25  3.40  3.60  3.84  4.13  4.47  4.86  5.25  5.62  5.91  75
80  3.25  3.41  3.62  3.87  4.19  4.59  5.06  5.62  6.18  6.70  80
85  3.25  3.42  3.63  3.89  4.23  4.66  5.21  5.91  6.70  7.52  85
PANA+C92                     Page 30 of 37                    4/92
                      FIXED ANNUITY RATES
                      TABLE 3 - OPTION D
                      MONTHLY PAYMENT PER $1,000
                      MALE/FEMALE JOINT AND 2/3 ANNUITY
MALE------------------------FEMALE AGE------------------------MALE
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.21  3.26  3.31  3.35  3.38  3.40  3.42  3.43  3.44  3.44  40
45  3.30  3.37  3.43  3.49  3.54  3.58  3.61  3.63  3.64  3.65  45
50  3.40  3.48  3.57  3.65  3.73  3.79  3.84  3.87  3.90  3.91  50
55  3.50  3.60  3.71  3.82  3.93  4.03  4.11  4.17  4.21  4.24  55
60  3.61  3.73  3.86  4.00  4.15  4.30  4.43  4.53  4.61  4.67  60
65  3.73  3.86  4.02  4.19  4.39  4.59  4.79  4.97  5.11  5.22  65
70  3.86  4.01  4.19  4.40  4.64  4.91  5.20  5.48  5.73  5.92  70
75  4.00  4.16  4.36  4.60  4.89  5.23  5.61  6.03  6.42  6.76  75
80  4.14  4.31  4.53  4.80  5.13  5.54  6.03  6.59  7.19  7.74  80
85  4.27  4.46  4.69  4.99  5.36  5.83  6.42  7.14  7.97  8.82  85
             MALE(1)/MALE(2) JOINT AND 2/3 ANNUITY
MALE(1)-----------------MALE(2) AGE------------------------MALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.26  3.30  3.34  3.37  3.40  3.41  3.43  3.44  3.44  3.45  40
45  3.37  3.43  3.48  3.53  3.57  3.60  3.62  3.64  3.65  3.65  45
50  3.48  3.56  3.64  3.71  3.78  3.83  3.86  3.89  3.91  3.92  50
55  3.60  3.71  3.81  3.92  4.01  4.09  4.16  4.20  4.23  4.26  55
60  3.73  3.86  3.99  4.14  4.27  4.40  4.51  4.59  4.65  4.69  60
65  3.87  4.02  4.19  4.37  4.57  4.76  4.93  5.07  5.18  5.26  65
70  4.02  4.19  4.40  4.63  4.88  5.15  5.42  5.65  5.85  6.00  70
75  4.18  4.37  4.60  4.88  5.19  5.55  5.94  6.31  6.64  6.91  75
80  4.33  4.55  4.81  5.12  5.50  5.96  6.48  7.02  7.54  8.01  80
85  4.48  4.72  5.00  5.36  5.80  6.34  7.00  7.73  8.51  9.26  85
            FEMALE(1)/FEMALE(2) JOINT AND 2/3 ANNUITY
FEMALE(1)------------------FEMALE(2)-----------------AGE FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.12  3.16  3.19  3.21  3.23  3.24  3.24  3.25  3.25  3.25  40
45  3.21  3.26  3.31  3.34  3.37  3.39  3.40  3.41  3.42  3.42  45
50  3.30  3.37  3.43  3.49  3.54  3.57  3.60  3.61  3.63  3.63  50

55  3.40  3.48  3.57  3.66  3.73  3.79  3.83  3.87  3.89  3.90  55
60  3.50  3.60  3.72  3.83  3.94  4.04  4.12  4.18  4.22  4.24  60
65  3.61  3.73  3.87  4.02  4.17  4.32  4.46  4.57  4.64  4.69  65
70  3.74  3.88  4.04  4.22  4.42  4.64  4.85  5.03  5.18  5.29  70
75  3.88  4.03  4.22  4.43  4.69  4.97  5.28  5.59  5.86  6.06  75
80  4.03  4.20  4.40  4.65  4.95  5.31  5.73  6.19  6.64  7.03  80
85  4.19  4.37  4.59  4.87  5.22  5.65  6.18  6.81  7.49  8.16  85
PANA+C92                   Page 31 of 37                      4/92
                              FIXED ANNUITY RATES
                              TABLE 4 - OPTION E
                              MONTHLY PAYMENT PER $1000
YEARS              MONTHLY INCOME
5                          $17.91
6                           15.14
7                           13.16
8                           11.68
9                           10.53
10                           9.61
11                           8.86
12                           8.24
13                           7.71
14                           7.26
15                           6.87
16                           6.53
17                           6.23
18                           5.96
19                           5.73
20                           5.51
21                           5.32
22                           5.15
23                           4.99
24                           4.84
25                           4.71
26                           4.59
27                           4.47
28                           4.37
29                           4.27
30                           4.18

PANA+C92                   Page 32 of 37                      4/92
VARIABLE ANNUITY RATES
----------------------
Notes to Tables
---------------
Table 5     Annuity Options A and B
Table 6     Annuity Option C
Table 7     Annuity Option D

Note 1: The 1983 Table "a" mortality table, projected to the year 2015 with Projection Scale G, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 40%/60% male/female weighting.

Note 2: The Annuity Option rates shown in Tables 5, 6 and 7 are based on an assumed effective annual interest rate of 4%.

Note 3: Rates will be determined based on the actual age(s) of Annuitant(s), in below completed years and months, as of the Annuity Income Date. The tables show Annuity Option rates for completed years; rates for intermediateactual ages will be based on straight line interpolation between the completed years rates for the next higher and lower completed years.

Note 4: The purchase rate for any age or combination of ages not shown in the above tables will be calculated on the same basis as the payments for those shown and may be obtained by Written Request.

 PANA+C92                     Page 33 of 37                   4/92
VARIABLE ANNUITY RATES
                          TABLE 5 - OPTION A & B
                          MONTHLY PAYMENT PER $1,000
--------------Male----------------    --------------Female---------------
     Life  5 Yrs.  10 Yrs. 20 Yrs.    Life  5 Yrs.  10 Yrs. 20 Yrs.
Age  Only    C&L     C&L     C&L      Only   C&L      C&L     C&L     Age
50   4.53   4.53    4.51    4.42      4.24   4.24    4.23    4.19     50

51   4.60   4.59    4.56    4.47      4.29   4.29    4.28    4.23     51
52   4.66   4.65    4.63    4.52      4.34   4.33    4.32    4.28     52
53   4.73   4.72    4.69    4.57      4.39   4.39    4.38    4.32     53
54   4.80   4.79    4.76    4.62      4.45   4.44    4.43    4.37     54
55   4.88   4.86    4.83    4.68      4.51   4.50    4.49    4.42     55
56   4.95   4.94    4.90    4.74      4.57   4.56    4.54    4.47     56
57   5.04   5.02    4.98    4.79      4.63   4.63    4.61    4.52     57
58   5.13   5.11    5.06    4.85      4.70   4.70    4.67    4.58     58
59   5.22   5.21    5.15    4.91      4.78   4.77    4.74    4.64     59
60   5.33   5.31    5.24    4.97      4.86   4.85    4.82    4.70     60
61   5.44   5.41    5.34    5.04      4.94   4.93    4.90    4.76     61
62   5.55   5.53    5.44    5.10      5.03   5.02    4.98    4.82     62
63   5.68   5.65    5.55    5.16      5.12   5.11    5.07    4.89     63
64   5.81   5.78    5.67    5.22      5.22   5.21    5.16    4.95     64
65   5.96   5.91    5.79    5.28      5.33   5.31    5.26    5.02     65
66   6.11   6.06    5.91    5.35      5.45   5.43    5.37    5.09     66
67   6.27   6.22    6.04    5.40      5.57   5.55    5.48    5.15     67
68   6.45   6.38    6.18    5.46      5.70   5.68    5.60    5.22     68
69   6.63   6.55    6.32    5.52      5.85   5.82    5.72    5.29     69
70   6.83   6.74    6.46    5.57      6.00   5.96    5.85    5.36     70
71   7.04   6.93    6.61    5.62      6.16   6.12    5.99    5.42     71
72   7.26   7.13    6.77    5.67      6.34   6.29    6.14    5.49     72
73   7.50   7.34    6.92    5.71      6.54   6.48    6.29    5.55     73
74   7.75   7.57    7.09    5.76      6.74   6.67    6.45    5.60     74
75   8.02   7.81    7.25    5.79      6.97   6.89    6.62    5.66     75
76   8.30   8.06    7.42    5.83      7.22   7.11    6.79    5.71     76
77   8.61   8.32    7.59    5.86      7.47   7.35    6.97    5.75     77
78   8.94   8.60    7.76    5.88      7.75   7.60    7.15    5.79     78
79   9.29   8.89    7.93    5.90      8.05   7.87    7.34    5.82     79
80   9.66   9.20    8.10    5.92      8.37   8.15    7.53    5.86     80
PANA+C92                     Page 34 of 37                          4/92
VARIABLE ANNUITY RATES
                    TABLE 6 - OPTION C
                    MONTHLY PAYMENT PER $1,000
                    MALE/FEMALE JOINT AND SURVIVOR ANNUITY
MALE------------------------FEMALE AGE------------------------MALE
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.73  3.80  3.86  3.91  3.95  3.98  4.01  4.03  4.05  4.05  40
45  3.77  3.85  3.93  4.01  4.08  4.13  4.18  4.21  4.23  4.25  45
50  3.80  3.90  4.01  4.11  4.21  4.30  4.37  4.43  4.47  4.49  50
55  3.83  3.94  4.07  4.21  4.35  4.48  4.59  4.69  4.76  4.80  55
60  3.84  3.97  4.12  4.29  4.48  4.66  4.84  4.99  5.11  5.20  60
65  3.86  3.99  4.16  4.36  4.59  4.84  5.10  5.34  5.54  5.70  65
70  3.87  4.01  4.19  4.41  4.68  4.99  5.34  5.70  6.04  6.31  70
75  3.87  4.02  4.21  4.44  4.74  5.11  5.55  6.04  6.55  7.01  75
80  3.88  4.03  4.22  4.47  4.79  5.19  5.71  6.34  7.04  7.75  80
85  3.88  4.03  4.23  4.48  4.81  5.25  5.82  6.57  7.47  8.47  85
                  MALE(1)/MALE(2) JOINT AND SURVIVOR ANNUITY
MALE(1)---------------------MALE(2) AGE--------------------MALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.79  3.85  3.90  3.94  3.98  4.01  4.03  4.04  4.05  4.06  40
45  3.85  3.93  4.00  4.07  4.12  4.17  4.20  4.23  4.24  4.25  45
50  3.90  4.00  4.10  4.20  4.28  4.36  4.41  4.45  4.48  4.50  50
55  3.94  4.07  4.20  4.33  4.46  4.57  4.67  4.74  4.79  4.82  55
60  3.98  4.12  4.28  4.46  4.64  4.81  4.96  5.08  5.17  5.23  60
65  4.01  4.17  4.36  4.57  4.81  5.05  5.28  5.48  5.65  5.76  65
70  4.03  4.20  4.41  4.67  4.96  5.28  5.62  5.94  6.22  6.43  70
75  4.04  4.23  4.45  4.74  5.08  5.48  5.94  6.40  6.84  7.22  75
80  4.05  4.24  4.48  4.79  5.17  5.65  6.22  6.84  7.50  8.11  80
85  4.06  4.25  4.50  4.82  5.23  5.76  6.43  7.22  8.11  9.02  85
                FEMALE(1)/FEMALE(2) JOINT AND SURVIVOR ANNUITY

FEMALE(1)-------------------FEMALE(2)----------------AGE FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.69  3.74  3.78  3.81  3.83  3.85  3.86  3.87  3.87  3.88  40
45  3.74  3.80  3.86  3.91  3.95  3.98  4.00  4.01  4.02  4.03  45
50  3.78  3.86  3.94  4.02  4.08  4.13  4.17  4.19  4.21  4.22  50
55  3.81  3.91  4.02  4.12  4.22  4.31  4.37  4.42  4.45  4.48  55
60  3.83  3.95  4.08  4.22  4.37  4.50  4.61  4.70  4.76  4.80  60
65  3.85  3.98  4.13  4.31  4.50  4.69  4.87  5.03  5.14  5.22  65
70  3.86  4.00  4.17  4.37  4.61  4.87  5.14  5.40  5.61  5.76  70
75  3.87  4.01  4.19  4.42  4.70  5.03  5.40  5.79  6.15  6.45  75
80  3.87  4.02  4.21  4.45  4.76  5.14  5.61  6.15  6.71  7.23  80
85  3.88  4.03  4.22  4.48  4.80  5.22  5.76  6.45  7.23  8.05  85
PANA+C92                   Page 35 of 37                      4/92
VARIABLE ANNUITY RATES
                      TABLE 7 - OPTION D
                      MONTHLY PAYMENT PER $1,000
                      MALE/FEMALE JOINT AND 2/3  ANNUITY
MALE------------------------FEMALE AGE------------------------MALE
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.84  3.88  3.92  3.96  3.99  4.01  4.03  4.04  4.05  4.06  40
45  3.93  3.98  4.04  4.09  4.14  4.18  4.21  4.23  4.25  4.26  45
50  4.02  4.09  4.17  4.24  4.31  4.37  4.42  4.46  4.49  4.51  50
55  4.12  4.21  4.31  4.41  4.51  4.60  4.68  4.75  4.79  4.83  55
60  4.24  4.34  4.46  4.59  4.73  4.86  4.99  5.10  5.18  5.24  60
65  4.37  4.49  4.62  4.79  4.97  5.16  5.35  5.53  5.67  5.78  65
70  4.52  4.65  4.81  5.00  5.23  5.48  5.76  6.04  6.28  6.48  70
75  4.68  4.82  5.00  5.22  5.49  5.81  6.18  6.58  6.97  7.31  75
80  4.84  5.00  5.20  5.44  5.75  6.14  6.61  7.16  7.74  8.30  80
85  5.01  5.18  5.39  5.66  6.01  6.46  7.03  7.73  8.54  9.38  85
              MALE(1)/MALE(2) JOINT AND 2/3 ANNUITY
MALE(1)--------------------MALE(2) AGE---------------------MALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.88  3.92  3.96  3.99  4.01  4.03  4.04  4.05  4.06  4.06  40
45  3.98  4.04  4.09  4.13  4.17  4.20  4.22  4.24  4.25  4.26  45
50  4.09  4.17  4.24  4.31  4.36  4.41  4.45  4.48  4.50  4.51  50
55  4.21  4.31  4.40  4.50  4.59  4.67  4.73  4.78  4.82  4.84  55
60  4.35  4.46  4.58  4.71  4.85  4.97  5.07  5.16  5.22  5.26  60
65  4.50  4.63  4.78  4.96  5.14  5.32  5.49  5.63  5.74  5.83  65
70  4.67  4.82  5.00  5.22  5.46  5.72  5.98  6.21  6.41  6.56  70
75  4.84  5.02  5.23  5.48  5.78  6.13  6.50  6.86  7.19  7.47  75
80  5.02  5.22  5.46  5.76  6.12  6.55  7.06  7.58  8.10  8.57  80
85  5.20  5.42  5.68  6.02  6.44  6.96  7.60  8.32  9.08  9.82  85
            FEMALE(1)/FEMALE(2) JOINT AND 2/3 ANNUITY
FEMALE(1)-----------------FEMALE(2) AGE------------------FEMALE(1)
AGE  40    45    50    55    60    65    70    75    80    85  AGE
40  3.76  3.79  3.81  3.83  3.85  3.86  3.87  3.87  3.88  3.88  40
45  3.83  3.88  3.92  3.95  3.98  4.00  4.01  4.02  4.03  4.03  45
50  3.92  3.98  4.04  4.09  4.13  4.17  4.19  4.21  4.22  4.23  50
55  4.01  4.09  4.17  4.24  4.31  4.37  4.42  4.45  4.47  4.49  55
60  4.12  4.21  4.31  4.42  4.52  4.61  4.69  4.75  4.79  4.82  60
65  4.24  4.35  4.47  4.60  4.75  4.89  5.02  5.12  5.20  5.26  65
70  4.38  4.50  4.64  4.81  5.00  5.20  5.40  5.59  5.73  5.84  70
75  4.54  4.67  4.84  5.04  5.27  5.54  5.84  6.14  6.40  6.61  75
80  4.72  4.87  5.05  5.28  5.56  5.90  6.30  6.75  7.19  7.58  80
85  4.90  5.07  5.27  5.53  5.85  6.26  6.77  7.39  8.05  8.71  85
PANA+C92                   Page 36 of 37                      4/92
PANORAMA PLUS
FIXED AND VARIABLE DEFERRED ANNUITY CERTIFICATE
Single or Periodic Purchase Payments
Nonparticipating
PAYMENTS AND VALUES PROVIDED BY THE SEPARATE ACCOUNT PORTION OF THIS CERTIFICATE ARE NOT

GUARANTEED AS TO FIXED DOLLAR AMOUNT.

PANA+C92                   Page 37 of 37                      4/92

                                       40